Exhibit 10.181


                                COMMERCIAL OFFICE

                                    L E A S E

                                     BETWEEN

                            MAIN PLAZA, LLC, LANDLORD

                                       and

                       CHARLES SCHWAB & CO., INC., TENANT

                            Premises: 211 Main Street

                             San Francisco, CA 94105

                              Dated: August 8, 1997





19696-5

                             COMMERCIAL OFFICE LEASE

                             BASIC LEASE INFORMATION


Lease Section

Introductory   Date:                    August 8, 1997
Paragraph

               Landlord:                Main Plaza, LLC,
                                        a California limited liability company

               Tenant:                  Charles Schwab & Co., Inc.
                                        a California corporation

Section 1      Premises:                Those  portions of the  Building
                                        described in Section 1(a) and
                                        as set forth in Exhibit A attached
                                        hereto

               Building:                211 Main Street
                                        San Francisco, California 94105

               Project: Land and improvements generally bounded by Main, Howard and Spear Streets, San Francisco, California, and consisting of the buildings commonly known as 101 Howard
                                        Street,  211 Main Street and 221
                                        Main Street

Section 2      Commencement
               Date:                    As set forth in Section 2(a)

Section 2      Term
               Expiration:              April 30,  2018,  subject to earlier
                                        termination or extension as provided in the Lease

Section 2      Term:                    The  period  between  the   Commencement
                                        Date  and  the  Term Expiration.

Section 3(b)   Base Rent:               As  set  forth  in  Exhibit  B,
                                        subject  to   adjustment  in accordance
                                        with Section 3(b)(ii) and Section
                                        3(b)(iii)

Section 3(c)   Additional Charges       Operating  Expenses  and  Real  Estate
                                        Taxes as set forth in Section 3(c) and Exhibit B

Section 33     Tenant's
               Address for
               Notices:                 101 Montgomery Street
                                        San Francisco, California  94104
               Attention:               Senior Vice President
                                        Administrative Services

                                        with copies to:

                                        P. O. Box 881566
                                        c/o Corporate Real Estate
                                            Lease Administration
                                        San Francisco, California  94188-1566

                                        and

                                        Charles Schwab & Co., Inc.
                                        101 Montgomery Street
                                        San Francisco, California 94104
                                        Attention: Mary B. Templeton, Esq.
                                                   Senior Vice President and
                                                   General Counsel

                                        and

                                        Corbin Silverman & Sanseverino LLP
                                        805 Third Avenue
                                        New York, New York 10022
                                        Attention: Raymond A. Sanseverino, Esq.

Section 33     Landlord's
               Address for
               Notices:                 Main Plaza, LLC
                                        101 Howard Street, Suite 404
                                        San Francisco, California 94105

Section 36     Extension Options        As set forth in Section 36

Section 37     Right of First Offer     As set forth in Section 37

Section 38     First Right of           As set forth in Section 38
               Purchase

The provisions of the Lease identified above in the margin are those provisions where references to particular Basic Lease Information appear. Each such reference shall incorporate the applicable Basic Lease Information.





19696-5

                                TABLE OF CONTENTS

                                                                           Page



1.    Premises.................................................................1
                  (a)  Lease of Premises.......................................1
                  (b)  Garage..................................................1


2.    Term; Completion Of Improvements.........................................2
                  (a)  Term....................................................2
                  (b)  Delivery of Premises....................................3
                  (c)  Early Occupancy.........................................4
                  (d)  Change of Order of Delivery of Premises.................5
                  (e)  Commencement Date Agreement.............................5
                  (f)  Damage Prior to Rent Commencement Date..................5
                  (g)  Permitting Delay Caused by Failure to Complete
                                        Landlord's Work........................6


3.    Rental...................................................................6
                  (a)  Definitions.............................................7
                  (b)  Base Rent..............................................15
                  (c)  Additional Charges.....................................17
                  (d)  Rental Commencement....................................28
                  (e)  No Deduction or Offset; Interest.......................29
                  (f)  Calculation Requirements...............................30


4.    Use.....................................................................31


5.    Services................................................................33
                  (a)  Services - General.....................................33
                  (b) Telecommunication Services..............................34
                  (c)  Non-Liability..........................................34
                  (d)  Excess Electricity and Water...........................35
                  (e)  Right to Install Generator.............................36
                  (f)  Abatement..............................................36
                  (g)  Tenant's Right to Cure.................................37
                  (h)  Alternative Suppliers of Utility Services..............38
                  (i)  Replacement of Third Party Service Providers...........38


6.    Taxes Payable By Tenant.................................................39


                                TABLE OF CONTENTS

                                   (continued)

                                                                            Page

7.    Alterations, Additions Or Improvements..................................40
                  (a)  General................................................40
                  (b)  Permitted Alterations and Decorative Work..............41
                  (c)  Removal................................................42
                  (d)  Tenant's Property......................................42
                  (e)  Regulatory Requirements................................42
                  (f)  Construction of Alterations............................43
                  (g)  Compliance by Landlord.................................43
                  (h)  Field Changes to Alterations...........................44
                  (i)  Additional Cooling Tower...............................45
                  (j)  Increase in Live Load and Electrical Capacity..........45
                  (k)  As-Builts..............................................46


8.    Liens...................................................................46


9.    Repairs.................................................................47
                  (a)  Tenant.................................................47
                  (b)  Landlord...............................................47
                  (c)  Abatement..............................................48
                  (d)  Tenant's Right to Cure.................................49
                  (e)  Landlord to Minimize Interference......................50


10.   Destruction Or Damage...................................................50
                  (a)  Damage To Building.....................................50
                  (b)  Damage To Tenant's Improvements And Property...........53
                  (c)  Repair.................................................53
                  (d)  Repairs Not Timely Completed...........................54
                  (e)  Waiver.................................................55
                  (f)  Costs of Repair........................................55
                  (g)  Damage at End of Term..................................56
                  (h)  No Extensions..........................................57


11.   Insurance; Waiver Of Subrogation........................................57
                  (a)  Tenant's Liability Insurance...........................57
                  (b)  Tenant's Self-Insurance................................58
                  (c)  Landlord's Property Insurance..........................59
                  (d)  Landlord's Liability Insurance.........................59
                  (e)  Deductibles............................................60



                                TABLE OF CONTENTS

                                   (continued)


                                                                            Page

                  (f)  Waiver; Subrogation....................................60



12.   Waiver; Indemnity.......................................................60


13.    Compliance With Legal Requirements.....................................63
                   (a)  General...............................................63
                   (b)  Landlord's Compliance.................................64
                   (c)  Environmental Matters.................................65


14.    Assignment And Subletting..............................................69
                   (a)  Assignment and Subletting.............................69
                   (b)  Information; Landlord's Options.......................71
                   (c)  Assignment or Subletting Conditions...................72
                   (d)  Primary Liability.....................................73
                   (e)  Attorneys' Fees.......................................74
                   (f)  Conflicting Provisions................................74
                   (g)  Brokerage.............................................74
                   (h)  Use or Occupancy by Affiliates
                          and Business Partners...............................74


15.   Rules...................................................................75


16.   Entry By Landlord.......................................................75


17.   Events Of Default.......................................................79


18.   Landlord's Right To Terminate...........................................80


19.   Continuation Notwithstanding Default....................................82


20.   Additional Remedies.....................................................82


21.   Landlord's Right To Cure Defaults.......................................82




                                TABLE OF CONTENTS

                                   (continued)

                                                                            Page

22.   Litigation Expenses.....................................................83


23.   Eminent Domain..........................................................83


24.   Subordination...........................................................85


25.   No Merger...............................................................87


26.   Sale 87


27.   Estoppel Certificate....................................................88


28.   No Light, Air, Or View Easement.........................................89


29.   Holding Over............................................................89
                  (a)  General................................................89
                  (b)  Single Floor or Contiguous Floors......................89


30.   Abandonment.............................................................90


31.   Surrender...............................................................90


32.   Waiver..................................................................91


33.   Notice..................................................................91


34.   Complete Agreement......................................................92


35.   Corporate Authority.....................................................92


36.   Options to Extend.......................................................93
                  (a)  First Extension Options................................93




                                TABLE OF CONTENTS

                                   (continued)


                                                                            Page

                  (b)  Second Extension Options...............................94
                  (c)  Conditions.............................................95


37.   Right of First Offer...................................................100


38.   First Right of Purchase................................................103


39.   Building Security......................................................107


40.   Signage................................................................108


41.   Satellite Dish.........................................................110


42.   Miscellaneous Provisions...............................................111


43.   Exhibits...............................................................112


44.   Brokerage..............................................................113


45.   Limitation Of Liability................................................113


46.   Lease Memorandum.......................................................113


47.   Landlord's Failure to Pay the Tenant Improvement Allowance.............114


48.   Building Directory.....................................................114


49.   Quiet Enjoyment........................................................115


50.   Conditions Precedent...................................................115

                              TABLE OF DEFINITIONS

Defined Term                                            Section Reference

221 Main Street                                         39(c)
ADA                                                     13(a)
Additional Charges                                      3(b)
Administrative Fee                                      Exhibit C
Affiliate                                               14(a)
Alterations                                             7(a)
Applicable Laws                                         Exhibit C
Approved Plans                                          Exhibit C
Available Retail Space                                  37(a)
Base Rent                                               3(a)(i)
Booth Family                                            3(b)(i)
Booth Family Transfer                                   3(b)(i)
Building                                                1(a)
Building Systems                                        7(a)
Business Partner                                        14(h)
Business Partners                                       14(h)
Commencement Date                                       2(a)
Comparable Tenants                                      36(c)(iv)
Contractor                                              Exhibit C
Contractor's Option                                     10(a)
Crossover Space                                         2(c)
Decorative Work                                         7(b)
Drawings                                                Exhibit C
Effective Rate                                          3(b)(i)
Election to Negotiate                                   38(a)
Entire Premises Extension Option                        36(a)(i)
Environmental Activity                                  13(c)(i)
Environmental Requirements                              13(c)(i)
Event of Default                                        17
Extension Period                                        36
First Extension Options                                 36(a)
First Right of Purchase                                 38(a)
Force Majeure                                           2(a)
GAAP                                                    3(b)(i)
Garage                                                  1(a)
Hazardous Material                                      13(c)(i)
HVAC System                                             Exhibit C
Improvement Work                                        Exhibit C
Landlord                                                Introductory Paragraph
Landlord's Statement                                    3(b)(ii)(A)
Landlord's Work                                         Exhibit C
Lease                                                   Exhibit C
Major Signage Rights                                    40(a)
Materially More Favorable                               37(d)
Memorandum                                              46
Negotiation Period                                      38(b)
Net Present Value                                       37(d)
Official Records                                        46
Operating Expenses                                      3(b)(i)
Partial Premises Extension Option                       36(a)(ii)
Permitted Alterations                                   7(b)
Permits                                                 Exhibit C
Personal Property Taxes                                 6(a)
Premises                                                1(a)
Prevailing Market Rent                                  36(b)(iv)
Project                                                 1(a)
Real Estate Taxes                                       3(b)(i)
Rebuilding Period                                       10(a)
Reference Year                                          3(b)(i)
Rent Commencement Date                                  3
Rent Recommencement Date                                10(a)
Requirements                                            13(a)
Retail Space                                            37(a)
Retail Space Offer Notice                               37(a)
Retail Tenant                                           37(e)
Right of First Offer                                    37(a)
Right of Purchase Default Notice                        38(e)
Right of Purchase Notice                                38(a)
Second Extension Options                                36(b)
Secure Areas                                            16(a)
SNDA                                                    24
Standard Building Services                              3(a)(ii)(A)
Standard Cost Per Premises Floor                        3(a)(ii)(A)
Standard Cost Per Rentable Square Foot                  3(a)(ii)(A)
Substantial Completion                                  2(b)
Substantial Completion Date                             2(b)
Substantially Completed                                 2(b)
Target Commencement Date                                3
Target Delivery Date                                    2(a)
Tenant                                                  Introductory Paragraph
Tenant Improvement Allowance                            Exhibit C
Tenant's Agents                                         12(a)
Tenant's Final Plans                                    Exhibit C
Tenant's Initial Improvements                           Exhibit C
Tenant's Pro Rata Share                                 3(b)(i)
Tenant's Property                                       7(d)
Term                                                    Basic Lease Information
Term Expiration                                         Basic Lease Information
Termination Notice                                      18
Third Party Buyer                                       38(c)
Transfer                                                3(b)(i)
Transfer Increase                                       3(b)(ii)(C)
Work Letter                                             2(b)

                                TABLE OF EXHIBITS


Exhibit           Title                          Section Reference

  A     Floor Plans                    Basic Lease Information, 1(a), 1(b), 2(c)
  B     Schedule of
          Information re: Premises     Basic Lease Information, 1(a), 2(a), 3,
                                       3(b)(i), 3(b)(ii), 3(b)(ii)(A),
                                       3(b)(ii)(B), 3(c)(vi)(A), 3(c)(vi)(B)
  C     Work Letter                    2(b)
  D     Notice of Commencement Date    2(e)
  E     Standard Building Services     3(b)(ii)(A), 5(a)(vi)
  F     Examples of Base
          Rent Adjustment              3(b)(ii)
  G     Categories of Landlord's
          Statement                    3(c)(ii)
  H     Confidentiality Agreement      3(c)(iv)
  I     Cleaning Schedule              5(a)(v)
  J     SNDA                           24
  K     Garage Schedule - Entire
          Premises Extension Option    36(a)(i)
  L     Garage/Crossover Space
          Schedule - Partial           36(a)(ii), 36(b)(i)(B)
        Premises Extension Option
  M     Short Form of Lease            46
  N     Termination of Lease           46



19696-5

                             COMMERCIAL OFFICE LEASE


         THIS LEASE, dated as of the date set forth in the Basic Lease Information, which Basic Lease Information is attached hereto and hereby incorporated herein by this reference, is made and entered into by and between each of the persons or entities specified in the Basic Lease Information as Landlord ("Landlord") and Tenant ("Tenant"), respectively.




         1.        PREMISES.
                  (a)       Lease of Premises. Landlord hereby leases to Tenant,
and Tenant hereby leases from Landlord, the entire Crossover Space (as defined in Section 2(c)), the entire second through seventeenth floors, the entire Penthouse and a portion of the parking garage located beneath the ground floor of the Building (the "Garage"), being the premises more particularly described in the floor plans set forth in Exhibit A attached hereto (the "Premises"), comprised of 396,107 rentable square feet, as more particularly described in Exhibit B attached hereto, located within the Building as specified in the Basic Lease Information (the "Building") for the Term and subject to the terms, covenants, agreements and conditions hereinafter set forth, to each and all of which Landlord and Tenant hereby mutually agree. The Building is located within the Project as specified in the Basic Lease Information (the "Project").
                  (b)        Garage.  Landlord  hereby  grants to Tenant for the
Term (i) the right of ingress and egress in and over that portion of the Garage which is not included in the Premises and which portion is more particularly described in Exhibit A hereto, (ii) the right of ingress and egress in and over the ramp from Spear Street to the Garage, and (iii) should Tenant exercise one of the Extension Options (as hereinafter defined), the right of ingress and egress in and over that portion of the Garage shown on Exhibit A hereto as shall be necessary to enable Tenant to access the portion of the Garage included in the Premises and to use the loading area and freight elevator. Tenant shall have the right to park vehicles in that portion of the Garage included in the Premises (whether by valet, which shall be at Tenant's sole cost, or otherwise) and there shall be no change in the rental for the Garage by reason of valet parking.
         2.        TERM; COMPLETION OF IMPROVEMENTS.
                  (a)        Term.  The  Term  of  this  Lease  (excluding  only
Tenant's obligation to pay Base Rent and Additional Charges, which obligation shall commence as provided in Section 3 below) shall commence with respect to each respective floor of the Premises upon the date that Landlord delivers possession of such floor to Tenant in accordance with the terms of, and in the condition required by, Section 2(b) below (the "Commencement Date"). For purposes of this Section 2, the Garage is deemed to be a floor unless the context requires otherwise. The respective target delivery date (the "Target Delivery Date") for each floor of the Premises is set forth in Column A of Exhibit B attached hereto. Unless sooner terminated or extended as hereinafter provided, the Term of this Lease with respect to all floors shall end on the Term Expiration date specified in the Basic Lease Information. Landlord shall deliver possession of each floor of the Premises to Tenant on its respective Target Delivery Date in the condition required by Section 2(b). If Landlord cannot deliver possession of any portion of the Premises to Tenant on the Target Delivery Date set forth for such portion of the Premises shown in Column A of Exhibit B due to Force Majeure (as hereinafter defined), Landlord's obligation to deliver such floor to Tenant shall be extended one day for each day of delay due to Force Majeure. In such event, this Lease shall not be void or voidable, the Term of this Lease shall not be extended by such delay, and Landlord shall not be liable to Tenant for any loss or damage resulting therefrom. For purposes of this Lease, "Force Majeure" shall mean any delay caused by strikes, lockouts, labor disputes, shortages of material or labor, fire or other casualty, acts of God or any other event beyond the reasonable control of Landlord, and shall not include any inability of Landlord to make payments when due. If Landlord fails to deliver possession of any portion of the Premises to Tenant in the condition required by Section 2(b) within fifteen (15) days following the Target Delivery Date set forth for such portion of the Premises shown in Column A of Exhibit B (such fifteen (15) day period to be extended by one day for each day of delay caused by Tenant or Force Majeure), Tenant shall receive a credit against Base Rent and Additional Charges in an amount equal to Base Rent and Additional Charges for Operating Expenses and Real Estate Taxes allocated to such portion of the Premises for two (2) days for each day beyond the Target Delivery Date such floor is not delivered to Tenant in the condition required by Section 2(b). Notwithstanding anything to the contrary provided in this Lease, in the event that Landlord fails to deliver possession of a floor to Tenant within one hundred eighty (180) days after the Target Delivery Date for such floor, as such number of days is extended by one day for each day of delay caused by Tenant or Force Majeure, then Tenant shall have the right to terminate this Lease with respect to such floor only by delivering written notice to Landlord after such one hundred eightieth (180th) day but prior to Landlord's delivery of such floor to Tenant, in which event neither Tenant nor Landlord shall have any further obligations or liabilities to the other with respect to such floor.
                  (b)        Delivery of  Premises.  Landlord  shall  deliver to
Tenant possession of each floor of the Premises with Landlord's Work (as defined in the Work Letter attached hereto and incorporated herein as Exhibit C (the "Work Letter")) Substantially Completed (as hereinafter defined), vacant, broom clean, free of occupancies and ready for Tenant to begin construction of Tenant's Initial Improvements (as defined in the Work Letter). "Substantially Completed" or "Substantial Completion" shall, whenever used in this Lease with respect to Landlord's Work, be deemed to mean that stage of completion of Landlord's Work as shall enable Landlord and Tenant to agree, in good faith, that Landlord's Work has been completed except for minor punchlist items, and Tenant is able to have or obtain (i) all services to be provided to Tenant pursuant to Section 5 hereof, except for chilled water and hot water for the air conditioning and heating systems serving the Premises, which services shall be provided on or before November 1, 1997, and (ii) access to the Premises to commence Tenant's construction of Tenant's Initial Improvements without interference by reason of the completion of unfinished details of Landlord's Work (i.e., only minor punchlist items remain to be completed). "Substantial Completion Date" shall mean the date that Landlord's Work shall be Substantially Completed. Landlord shall give Tenant not less than seven (7) days' notice of the Substantial Completion Date (the requirement of which notice being waived by Tenant taking actual possession of the portion of the Premises which has been Substantially Completed). Promptly after such notice shall have been given by Landlord and prior to the Substantial Completion Date, Landlord's architect and Tenant shall conduct a joint inspection of the Premises in order to jointly determine whether Landlord's Work has been Substantially Completed and to prepare a joint punchlist of items to be completed, which items shall be completed promptly (but in no event beyond thirty (30) days after preparation of the punchlist, subject to Force Majeure) by Landlord following delivery of such punchlist to Tenant.
                  (c)        Early  Occupancy.  If the  floor  of  the  Premises
described in Exhibit A as the Exit Crossover (the "Crossover Space") is ready for occupancy prior to the Target Commencement Date (as hereinafter defined) for such Crossover Space, Tenant shall have the right to take early occupancy of the Crossover Space on such date (but in no event prior to January 1, 1998), and, notwithstanding the provisions of Section 2(a) above, the Term of this Lease with respect to the Crossover Space (excluding only the obligation to pay Base Rent and Additional Charges) shall commence upon such occupancy and shall end on the date specified in the Basic Lease Information as the Term Expiration.
                  (d)       Change of Order of Delivery of Premises. With regard
to floors 10 through the Penthouse of the Building, Tenant shall have the right to change the Target Delivery Date (with a corresponding change in the related Target Commencement Date) for any or all of such floors, thereby changing the order of Tenant's occupancy of such floors, provided that Landlord has Substantially Completed, or will be able to have Substantially Completed, at no incremental cost to Landlord and without requiring any modification to Landlord's existing contract with its general contractor, Landlord's Work with respect to each of such floors prior to the revised Target Delivery Date for such floors.
                  (e)        Commencement Date Agreement. Promptly following the
Commencement Date for each floor, Landlord will execute and deliver to Tenant a notice in substantially the form attached hereto as Exhibit D identifying the Commencement Date, a copy of which notice, if accurate, shall be executed by Tenant and promptly returned to Landlord.
                  (f)          Damage   Prior   to   Rent   Commencement   Date.
Notwithstanding anything to the contrary contained in this Lease, if an event of damage or destruction covered by Section 10 occurs after the Commencement Date with respect to a floor, but prior to the Rent Commencement Date (as hereinafter defined) for such floor, then Base Rent and Additional Charges for Real Estate Taxes and Operating Expenses shall not be due on the Rent Commencement Date, but shall commence on the Rent Recommencement Date (as hereinafter defined).
                  (g)        Permitting  Delay  Caused by  Failure  to  Complete
Landlord's Work. Notwithstanding anything to the contrary contained in this Lease, if Tenant is delayed in obtaining "finalled" building permits for Tenant's Initial Improvements on any floor of the Premises previously delivered by Landlord to Tenant pursuant to Section 2(b) on account of Landlord's failure to complete Landlord's Work, then (i) Landlord shall promptly, using reasonable diligence, correct such failure (or cause such failure to be corrected) at its cost, as soon as possible in order to minimize any delay in obtaining such "finalled" building permits and (ii) the Rent Commencement Date for such floor of the Premises shall be delayed by one day for each day of delay in obtaining such "finalled" building permits caused by such failure by Landlord.
         3.        Rental.
                  Tenant shall pay to Landlord throughout the Term of this Lease the following sums as rental for the Premises, commencing with respect to each respective floor of the Premises, upon the date (the "Rent Commencement Date") which is the earlier of (i) Tenant's occupancy of such floor for the conduct of its business and (ii) the later of (A) the date which is the number of days shown in Column C of Exhibit B for such floor after the actual date of delivery of possession of such floor to Tenant in the condition required by Section 2(b) or (B) the Target Commencement Date for such floor shown in Column B of Exhibit B (the "Target Commencement Date"), as the same date may be revised pursuant to
Section 2(d) above. Notwithstanding the foregoing, Tenant's obligation to pay rental for the Crossover Space shall commence upon the later of April 1, 1998 or the actual date of delivery of possession of the Crossover Space to Tenant in the condition required by Section 2(b).
                  (a)        Definitions.  For the  purposes of this Lease,  the
following terms shall have the meanings hereinafter set forth:
                           "Booth  Family"  shall mean  Corwin and  Caroline  H.
Booth and any person related by blood or adoption to Corwin or Caroline H. Booth and the spouse of each such person.
                           "Booth  Family Transfer" means a transfer to a member
or members of the Booth Family or to any entity owned by any of the foregoing members.
                           "Effective Rate" means the rate of interest per annum
publicly announced by Bank of America NT&SA in San Francisco, California from time to time as its prime commercial lending (reference) rate, such rate to be adjusted automatically (without notice) on the effective date of any change in such publicly announced rate.
                           "Operating  Expenses"  means  all  actual  costs  and
expenses paid or incurred by Landlord in connection with the management, operation, maintenance and repair of the Building, including, without limitation: (i) the cost of electricity, natural gas, water, telephone and all other utilities, (ii) the cost of maintenance and repairs and all labor and material costs related thereto, including, without limitation, maintenance and repair of Building Systems (as hereinafter defined), and the cost of general maintenance, cleaning and service contracts and the cost of all supplies, tools and equipment required in connection therewith, (iii) the cost incurred by Landlord for all insurance carried on the Building or in connection with the use and/or occupancy thereof, (iv) the cost incurred by Landlord for license, permit and inspection fees for the Building, (v) wages, salaries, payroll taxes and other labor costs and employee benefits, subject to the last unnumbered paragraph of Section 3(c)(ii) below, (vi) management fees in an amount equal to two percent (2%) of the amount of gross revenue of the Building (for the purposes of such calculation, the gross revenue amount shall exclude such management fees), (vii) fees, charges and other costs of all independent contractors engaged by Landlord, (viii) reasonable accounting and legal expenses, (ix) depreciation on personal property, determined in accordance with GAAP (as hereinafter defined), provided that the cost of purchasing such personal property was not previously included in Operating Expenses, (x) the rental value of offices for the property manager and related management and operations personnel, which value shall be calculated on not more than five hundred (500) rentable square feet and shall be located in space comparable to the Building, to the extent utilized for the management of the Building, (xi) the cost of compliance with environmental laws (including the costs of monitoring and tests), subject to clause (21) below, (xii) the cost of any capital improvements made, upon mutual written agreement by Landlord and Tenant, to the Building after completion of Landlord's Work, for the purpose of saving labor and/or energy, such cost to be recovered over the shorter of (A) the useful life of such capital improvements (such useful life for all purposes of this Section 3(a) to be determined in accordance with generally accepted accounting principles consistently applied ("GAAP")), amortized with interest equal to Landlord's cost of funds (or, in the event that Landlord does not borrow funds, the Effective Rate), or (B) the period of time required for the total savings achieved to equal the cost of the capital improvement, with interest equal to Landlord's cost of funds (or, in the event that Landlord does not borrow funds, the Effective Rate), (xiii) the cost of any capital improvements made to the Building after the date of this Lease that are required under any governmental law or regulation that was not applicable to the Building at the time that permits for the construction of Landlord's Work were obtained, such cost to be amortized over the useful life of such capital improvements, together with interest equal to Landlord's cost of funds (or, in the event that Landlord does not borrow funds, the Effective Rate), (xiv) the cost of any capital improvements made, upon mutual written agreement by Landlord and Tenant, to the Building after completion of Landlord's Work to enhance the health and safety of the public (including tenants), such cost to be amortized over the useful life of such capital improvements, together with interest equal to Landlord's cost of funds (or, in the event that Landlord does not borrow funds, the Effective Rate), (xv) the cost of contesting the validity or applicability of any governmental enactments which may affect Operating Expenses to the extent Tenant would be required to pay under this Lease Additional Charges for Operating Expenses, and (xvi) any other expenses of any kind whatsoever reasonably incurred in connection with the management, operation, maintenance and repair of the Building (other than Real Estate Taxes and any services for which Landlord is separately and directly reimbursed by Tenant or other tenants in the Building), provided that, in the event of a conflict or overlap between any of clauses (xii), (xiii) and/or (xiv) above, clause (xiii) shall control. Notwithstanding any of the foregoing, but without limiting its generality, and subject to Section 7, Landlord and Tenant agree that Tenant shall in no event be charged, directly or indirectly (through Operating Expenses or otherwise), for the replacement of the boilers and cooling towers for the Building, HVAC pumps, domestic water pumps and sprinkler pumps, electrical switch gear and bus ducts and HVAC air handling units and related motors, unless such replacement is necessitated as a result of the negligence or wrongful act or omission of Tenant or any of Tenant's Agents (as defined in Section 12(a) below). None of the foregoing, however, shall preclude Landlord from including in Operating Expenses the cost of Landlord's HVAC service contract, which contract shall be subject to Tenant's approval, which shall not be unreasonably withheld or delayed, and which may provide for air handling unit motor replacement, and that portion, if any, of the cost of such service contract that is attributable to such motor replacement shall be includible as Operating Expenses. If such motor replacement is not included in the service contract, or if any motor replacement results in one-time charges under such contract, Landlord will pay for the cost of such replacements. Notwithstanding anything to the contrary contained in the definition of Operating Expenses, Operating Expenses shall not include, or shall have deducted from them, as the case may be, expenses for: (1) Real Estate Taxes; (2) legal, accounting or other professional fees incurred in connection with negotiating, preparing or enforcing leases or lease terms, amendments of leases, terminations of leases or extensions of leases, proceedings against any tenant (including Tenant) relating to the collection of rent or other sums due Landlord from such tenant or any other disputes with any tenant (including Tenant); (3) depreciation, except as expressly set forth in clause (ix) above;
(4) except as a component of amortization as set forth in clauses (xii), (xiii) or (xiv) above, interest, including interest on debt, debt service or amortization payments on any mortgage encumbering the Building (or any portion thereof) and any financing and refinancing costs with respect thereto; (5)
capital repairs, capital improvements and capital replacements, except as set forth in clauses (xii), (xiii) or (xiv) above; (6) the cost of the design, construction, renovation, redecorating or other preparation of tenant improvements for Tenant or other tenants or prospective tenants of the Building (including design fees for space planning and all third party fees and charges, permit license and inspection fees), and moving expenses to move in or out, or relocate, Tenant or other tenants to or from the Building or within the Building, and allowances for any of the foregoing; (7) real estate brokerage and leasing commissions and fees; (8) advertising and promotional expenses incurred for the purpose of marketing space in the Building or promoting patronage of the Building by invitees or for any other purpose; (9) wages, salaries, reimbursable expenses, benefits and other compensation of any personnel above the grade of the building manager of the Building; (10) legal costs incurred in connection with Landlord's Work, the initial development, construction, alteration or improvement of the Building; (11) any rental under any ground or underlying lease; (12) repairs and improvements paid for from the proceeds of insurance (or which would have been paid from the proceeds of insurance required to be carried by Landlord under this Lease if Landlord has failed to carry such insurance), and repairs and improvements paid for directly by Tenant, any other tenants of the Building, or any third party, and repairs or improvements made for the benefit solely of individual tenants of the Building other than Tenant as opposed to being for the benefit of the Building; (13) the cost to repair any damage or destruction to the Building arising from a casualty, to the extent the same constitute a capital improvement; (14) amounts received by Landlord through proceeds of insurance to the extent they are compensation for sums previously included in Operating Expenses; (15) Landlord's income taxes and franchise, gross receipts or estate taxes imposed upon the income of Landlord; (16) costs with respect to the creation of a mortgage or a superior lease or in connection with a sale of the Building, including survey, legal fees and disbursements, transfer taxes and appraisals, engineering and inspection reports associated with the contemplated sale; (17) payment of damages, attorneys' fees and any other amounts to any person seeking recovery for bodily injury, death or property damage due to Landlord's or its agents' negligence or other tortious acts committed by Landlord or its agents (including any tort claims relating to asbestos); (18) costs incurred due to violations by Landlord or by any tenant in the Building (including Tenant) of the terms and conditions of any lease, and penalties and interest for late payment of any obligation of Landlord; (19) any tenant improvement allowance given to any tenant (including Tenant), whether given by contribution or credit against rent or otherwise, and any abatements or credits to base rent or additional charges or additional rent; (20) any rental concessions to, or lease buy-outs of, Tenant or any other tenant in the
Building; (21) costs incurred by Landlord to cure any violation of its obligations with respect to Hazardous Materials under Section 13(c) below or with respect to asbestos removal under Section 7(g) below or to otherwise abate any asbestos or asbestos containing materials in the Building other than (A) in the normal course of Landlord's operation and maintenance of the Building, (B) as provided under clause (xiii) or (xiv) above or (C) as necessitated by any act or omission of Tenant or any of Tenant's Agents; (22) the costs, expenses and fees of any asset manager or investment advisor representing Landlord or any partner or any other constituent member of Landlord (except that nothing in this clause (22) is intended to preclude such manager, advisor, partner or member from sharing a portion of the property management fees received by the property manager); (23) Landlord's internal overhead expenses, including the cost of internal accounting (as opposed to Building accounting) and the cost of preparation of Landlord's income tax or information returns; (24) overhead and profit increment paid to Affiliates of Landlord for services on or to the Building (other than any property management fees in an amount not to exceed that set forth in clause (25) below), or for supplies or other materials, to the extent that such increment or the cost of such supplies or materials exceed the cost incurred by Landlord therefor; (25) property management fees in excess of two percent (2%) of the gross revenues (excluding such management fees) received from or with respect to the Building; (26) any costs (including compensation paid to clerks, attendants or other persons) incurred for concessions (such as a newspaper stand or flower stand) or specialty use (such as a fitness center) operated by Landlord with the intent to make a profit; (27) damages and repairs necessitated by the negligence or willful misconduct of Landlord or Landlord's employees, contractors, agents or visitors; (28) the cost of Landlord's Work;
(29) any costs or expenses expressly excluded as Operating Expenses under any other provisions of this Lease; (30) costs arising from Landlord's charitable or political contributions; (31) any expense for which Landlord is entitled to be reimbursed by any tenant as an additional charge in excess of base rent and such tenant's share of Operating Expenses; (32) the cost of any repairs, alterations, additions, improvements or replacements made to rectify, remedy or correct any structural or other defect in the original design, construction materials, installations or workmanship of the Building or of Landlord's Work; (33) real estate association dues; (34) such expenses, costs and disbursements paid or incurred by Landlord in the operation, maintenance and management of the Building if such expenses are not considered expenses under GAAP (unless otherwise specifically set forth in this Lease); (35) rentals (excluding temporary rentals) for items which if purchased, rather than rented, would constitute a capital improvement which is specifically excluded in clause (5) above; (36) services provided, taxes attributable to, and costs incurred in connection with the operation of any retail operations in the Building; (37) the cost of electricity supplied to the Retail Space (as hereinafter defined) as shown on the meters Landlord shall install as part of Landlord's Work to measure electrical consumption in such space, except to the extent that any Retail Space is leased by Tenant; (38) the cost of supplying HVAC to the Retail Space, except to the extent that any Retail Space is leased by Tenant; and (39) costs of, and costs to maintain, the intra-building network cabling in the Building. Operating Expenses shall be "net" so that they are reduced by the amount of all recoupments, discounts, credits, reductions, allowances or the like actually received by Landlord from third parties, on account of Operating Expenses, except that Landlord may include in Operating Expenses the actual costs and expenses, if any, incurred by Landlord in obtaining such recoupments, discounts, credits, reductions, allowances or the like.
                           "Real  Estate  Taxes"  means,  except as  provided or
limited below, all taxes, assessments and charges levied upon or with respect to the Building, any improvements (including Tenant's Initial Improvements and other leasehold improvements) located therein, or any personal property of Landlord used in the operation thereof and located therein, or Landlord's interest in the Building or such personal property. Real Estate Taxes shall include, without limitation, all general real property taxes and general and special assessments, charges, fees, or assessments for transit, housing, police, fire, or other governmental services or purported benefits to the Building or the occupants thereof, service payments in lieu of taxes, business taxes and gross receipts taxes, that are now or hereafter levied or assessed against Landlord by the United States of America, the State of California, or any political subdivision thereof, public corporation, district, or any other political or public entity, and shall also include any other tax, fee or other excise, however described, that may be levied or assessed as a substitute for, or as an addition to, in whole or in part, any other Real Estate Taxes, whether or not now customary or in the contemplation of the parties on the date of this Lease. Real Estate Taxes shall not include franchise, inheritance, or capital stock taxes or income taxes measured by the net income of Landlord from all sources unless, due to a change in the method of taxation, any of such taxes is levied or assessed against Landlord as a substitute for, or as an addition to, in whole or in part, any other tax that would otherwise constitute a Real Estate Tax, but any such tax shall be computed as if Landlord's sole asset were the Building and the land upon which it is situated. Real Estate Taxes shall also include reasonable legal fees, costs, and disbursements incurred by Landlord in connection with proceedings to contest, determine, or reduce Real Estate Taxes to the extent Tenant would be required to pay under this Lease Additional Charges for Real Estate Taxes. Notwithstanding the foregoing, Real Estate Taxes shall not include, or shall have deducted therefrom, as appropriate, the following: (i) any excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord's general or net income (as opposed to rents or receipts), (ii) except as provided in Section 3(b)(x), interest and penalties incurred as a result of Landlord's failure to make payments of, and/or to file any tax or informational returns with respect to, any Real Estate Taxes, when due, (iii) any sales taxes or value added taxes on any item the cost of which would not be includible under this Lease as part of Operating Expenses, and (iv) transfer taxes in the nature of documentary stamp taxes on a conveyance of the Building or of the land upon which the Building is located or an interest of Landlord in the Building or such land. Real Estate Taxes shall also exclude any tax for which Tenant is responsible under Section 6 of this Lease.
                           "Reference  Year" means each twelve (12)  consecutive
month period commencing January 1st of each year during the Term of this Lease, including any partial year during which the Term of the Lease commences.
                           "Tenant's Pro Rata Share" means as defined in Section
3(c)(vi).
                           "Transfer"  means a sale,  transfer  or  other  event
constituting a change of ownership for California property tax purposes of the Building or any interest therein, which Transfer results in an increase in Real Estate Taxes.
                  (b)       Base Rent.
                           (i) Landlord and Tenant have established for calendar
year 1998 an initial annual base rent ("Base Rent") equal to Twenty-One Dollars ($21.00) per rentable square foot, which for each floor of the Premises (excluding the Garage and Crossover Space) totals to the figure set forth in Column E of Exhibit B, which Base Rent shall be payable in equal monthly installments commencing on the Rent Commencement Date for each floor and ending on December 31, 1998, which monthly installments shall be as specified with respect to each floor of the Premises in Column F of Exhibit B, subject to the further provisions hereof.
                           (ii) Base Rent as set forth in Column E of  Exhibit B
for each floor (excluding the Garage and Crossover Space) shall be adjusted one time, subject to Section 3(b)(iii) below, which adjustment shall occur following the end of calendar year 1998 in accordance with the following provisions:
                                    (A) With reasonable promptness following the
end of calendar year 1998, Landlord shall deliver to Tenant a Landlord's Statement (as hereinafter defined) setting forth Landlord's determination of the actual component costs during the 1998 calendar year for each item of the services set forth on Exhibit E (the "Standard Building Services"). Landlord shall then determine the cost attributable to each floor of the Premises (the "Standard Cost Per Premises Floor") for the provision of such Standard Building Services, which determination shall include an allocation of such costs in accordance with Section 3(c)(vi) below. Landlord shall then determine the cost attributable per rentable square foot (the "Standard Cost Per Rentable Square Foot") for each of the floors two through the Penthouse of the Premises for the provision of such Standard Building Services, by dividing the Standard Cost Per Premises Floor for each floor by the number of rentable square feet comprising such floor as set forth in Column D of Exhibit B. Landlord's determination of the actual component costs during 1998, the adjustments to Base Rent referred to in clause (B) following, and in Section 3(b)(iii) shall be subject to review and audit by Tenant in accordance with Section 3(c)(iv).
                                    (B) The Base  Rent  shall be  adjusted  with
respect to each floor of the Premises (excluding the Garage and Crossover Space), effective from the Rent Commencement Date for such floor through the end of the Term of this Lease with respect to such floor, to be equal to the product of (I) Thirty-One Dollars ($31.00) less the Standard Cost Per Rentable Square Foot for such floor multiplied by (II) the number of rentable square feet contained in such floor (as specified in Column D of Exhibit B). The Base Rent as so adjusted shall be payable in equal calendar monthly installments. In the event that, based on such adjustment of Base Rent, Tenant has underpaid Base Rent for the period preceding such adjustment, Tenant shall pay to Landlord the amount of such shortfall within thirty (30) days of receiving written notification from Landlord of such adjustment of Base Rent, which notification shall include a Landlord's Statement and reasonable documentation setting forth the basis of such determination. In the event that, based on such adjustment of Base Rent, Tenant has overpaid Base Rent for the period preceding the adjustment of Base Rent, Landlord shall credit the amount of such overpayment to Base Rent next becoming due. Until such adjustment is made by Landlord and Landlord notifies Tenant thereof, Tenant shall continue to pay Landlord the amount of the initial monthly Base Rent as set forth in Section 3(b)(i) above. Annexed as Exhibit F are examples of the application of the adjustments described in this
Section 3(b)(ii) and in Section 3(b)(iii).
                           (iii) The Base Rent as  adjusted  pursuant to Section
3(b)(ii) above shall constitute the Base Rent for the balance of the Term of this Lease, subject to further adjustment based on receipt of information received after the adjustment date with respect to any increase in Real Estate Taxes assessed on the basis of Landlord's Work and Tenant's Initial Improvements (up to the amount of the Tenant Improvement Allowance (as defined in the Work Letter).
                  (c)       Additional Charges. In addition to Base Rent, Tenant
shall pay to Landlord as additional charges ("Additional Charges") the amounts set forth in this Section 3(c). All monetary obligations of Tenant under this Lease other than Base Rent shall constitute "Additional Charges" and, in the event of nonpayment thereof, Landlord shall have all of the rights and remedies provided hereunder and by law as provided for the nonpayment of rent as if such Additional Charges constituted rent under applicable law.
                           (i) Landlord and Tenant agree that, commencing on the
Rent Commencement Date with respect to each respective floor of the Premises (excluding the Garage and the Crossover Space), and continuing through December 31, 1998, Tenant shall pay as Additional Charges an estimated amount of Tenant's Pro Rata Share of Real Estate Taxes and Operating Expenses for Reference Year 1998 which amount shall be deemed to be Ten Dollars ($10.00) per rentable square foot for floors two through the Penthouse of the Building, to be paid monthly, in advance, on or before the first day of each month during such Reference Year. Upon adjustment of the Base Rent pursuant to Sections 3(b)(ii) and 3(b)(iii), Landlord shall determine Tenant's actual Pro Rata Share of Real Estate Taxes and Operating Expenses for Reference Year 1998. In the event that, based on such determination, Tenant has underpaid Additional Charges for the period preceding such adjustment, Tenant shall pay to Landlord the amount of such shortfall within thirty (30) days of receiving written notification from Landlord of such determination, which notification shall include a Landlord's Statement and reasonable documentation setting forth the basis of such determination. In the event that, based on such determination, Tenant has overpaid Additional Charges for the period preceding such determination, Landlord shall credit the amount of such overpayment to Additional Charges next becoming due. Each of Landlord and Tenant hereby agrees that it shall not take any action to reduce or increase Operating Expenses in 1998 which would artificially or unfairly increase or reduce the Base Rent adjustment, respectively.
                           (ii) Commencing  January 1, 1999, Tenant shall pay to
Landlord as Additional Charges one twelfth (1/12) of Tenant's Pro Rata Share of the Real Estate Taxes and Operating Expenses for each Reference Year or portion thereof during the Term, determined in accordance with Section 3(c)(vi) below, in advance, on or before the first day of each month during such Reference Year, in an amount, in the case of Operating Expenses, reasonably estimated by Landlord in a writing delivered to Tenant explaining in reasonable detail the basis of such Additional Charges, provided that such estimate of Operating Expenses for any Reference Year shall not be in an amount in excess of five percent (5%) higher than the amount of Operating Expenses actually incurred during the immediately preceding Reference Year unless Tenant approves such estimate, which approval shall not be unreasonably withheld, conditioned or delayed. Landlord may revise such estimates from time to time subject to the five percent (5%) limitation in the immediately preceding sentence with respect to each such revision (but in no event shall Landlord increase the estimate more than twice during any Reference Year) and Tenant will thereafter make payments on the basis of such revised estimates. Landlord agrees that the intent of this
Section 3(c)(ii) is solely to enable Landlord to pay over the course of the Reference Year Operating Expenses incurred by Landlord and not to permit Landlord to make an unreasonably high estimate so as to use Tenant's monies beyond what is necessary to pay Operating Expenses over the course of the Reference Year.
         With reasonable promptness after the expiration of each Reference Year, including the Reference Year during which this Lease expires, Landlord will furnish Tenant with a statement audited by an independent certified public accountant (herein called "Landlord's Statement") setting forth in reasonable detail the amount of Real Estate Taxes and Operating Expenses for the Building for such Reference Year and Tenant's Pro Rata Share thereof, which statement shall be broken down into at least the categories described on Exhibit G attached hereto. Each Landlord's Statement shall be prepared by Landlord to reflect the terms of Section 3 of this Lease.
         If Landlord fails to render a Landlord's Statement with respect to a Reference Year within nine (9) months after the end of such Reference Year, Landlord shall have no right thereafter to deliver to Tenant any Landlord's Statement for such Reference Year or to otherwise charge Tenant for amounts which would have otherwise appeared on such Landlord's Statement. Additionally, Landlord shall not have the right to include in Operating Expenses for a Reference Year any cost or expense the bill for which is received by Landlord earlier than the Reference Year immediately preceding such Reference Year.
         In the event that in any Reference Year the Building is less than ninety-five percent (95%) occupied, Operating Expenses which are of a variable nature shall be appropriately and reasonably adjusted to reflect a ninety-five percent (95%) occupancy level for the Building throughout such Reference Year and, in such event, Landlord shall set forth the basis for its calculations and estimations of such Operating Expenses in reasonable detail. In connection with conducting an audit pursuant to Section 3(c)(iv), Tenant may contest such calculations and estimations applicable to the Reference Year with respect to which such audit is being conducted. Landlord shall not recover through Operating Expenses any item of cost or expense more than once.
         If Landlord shall use personnel who provide services in one or more buildings in addition to the Building, then for purposes of including the costs of such personnel in Operating Expenses, Landlord shall allocate the costs of such personnel based on the time devoted by such personnel to the Building and to other buildings based on records to be maintained by Landlord for such purpose.
                           (iii) If  Tenant's  Pro Rata Share of the actual Real
Estate Taxes and Operating Expenses for a Reference Year exceeds the estimated Real Estate Taxes and Operating Expenses paid by Tenant for such Reference Year, Tenant shall pay to Landlord (whether or not this Lease has terminated, but subject to the limitation contained in Section 3(c)(ii)) the difference between the amount paid by Tenant and Tenant's Pro Rata Share of the actual Real Estate Taxes and Operating Expenses within thirty (30) days after the receipt of Landlord's Statement; and if the total amount of estimated Real Estate Taxes and Operating Expenses paid by Tenant for such Reference Year exceeds Tenant's Pro Rata Share of the actual Real Estate Taxes and Operating Expenses for such Reference Year, such excess shall be credited against the next installment of Base Rent and Additional Charges due from Tenant hereunder, or, if this Lease has terminated and no amounts are due or to become due to Landlord from Tenant hereunder, any excess shall be paid to Tenant by check within thirty (30) days after such final determination of the actual Real Estate Taxes and Operating Expenses.
                           (iv) Within  eleven (11) months after receipt of each
Landlord's  Statement,  including the Landlord's  Statement  issued  pursuant to
Section 3(b)(ii) and Section 3(b)(iii) setting forth the Base Rent adjustment, Tenant shall have the right to notify Landlord that Tenant wishes to have Landlord's accounts and records relating to the calculation of Additional Charges for Operating Expenses and Real Estate Taxes audited. If Tenant so notifies Landlord, Tenant shall have the right, at its sole expense (unless otherwise provided below), to have Landlord's accounts and records relating to the calculation of Additional Charges audited by any designated representative at reasonable hours during the business day at Landlord's offices in San Francisco, California. If Tenant fails so to notify Landlord within such eleven
(11) month period, Landlord's Statement shall be conclusive and binding upon Tenant except as provided in the final two sentences of this Section 3(c)(iv). Landlord agrees to provide to Tenant reasonable, unfettered and relatively continuous access to such books and records to enable Tenant to conduct such audit. Tenant shall have the right, at its sole cost and expense, and in its reasonable discretion, to make copies of portions of such books and records, provided that in no event shall Tenant have the right to remove such books and records from Landlord's offices. Any exercise by Tenant of its audit rights pursuant to this Section 3(c)(iv) is subject to Tenant's delivery to Landlord of a confidentiality agreement substantially in the form attached hereto as Exhibit
H. Under no circumstances shall Tenant engage any person to conduct such audit whose compensation is determined, in whole or in part, on any contingency basis. If such audit reflects that Tenant has overpaid either Operating Expenses for such Reference Year or Real Estate Taxes for such Reference Year by more than four percent (4%) calculated separately, and Landlord concurs with such determination (or in the absence of such concurrence, such overpayment is established by arbitration conducted pursuant to Section 3(c)(viii) below), then Landlord shall reimburse Tenant for the reasonable cost of such audit within thirty (30) days after written demand therefor (together with reasonably detailed supporting documentation). In the event that it is determined that there has been an underpayment of Operating Expenses and Real Estate Taxes by Tenant for such Reference Year, Tenant shall pay to Landlord, within thirty (30) days after such determination is made, the amount of such underpayment, and, in the event that it is determined that there has been an overpayment of Operating Expenses and Real Estate Taxes by Tenant for such Reference Year, Landlord shall credit the excess to the next succeeding installment(s) of Base Rent and Additional Charges due under this Lease or, if this Lease has expired or been terminated and no amounts are due or to become due to Landlord from Tenant hereunder, any overpayment shall be paid to Tenant by check within thirty (30) days after such determination is made. In the event that Tenant exercises such right to conduct such an audit and Tenant's audit results in a variance from Landlord's Statement, Landlord and Tenant will endeavor in good faith to reach a mutually agreeable resolution regarding such variance between Landlord and Tenant's respective audits. If the parties are unable to reach such a mutually agreeable resolution within thirty (30) days after arising, the parties shall resolve such dispute pursuant to Section 3(c)(viii) below, to the extent applicable; provided that, prior to any proceeding by Tenant under the arbitration provisions of Section 3(c)(viii), if Tenant has not previously done so, Tenant shall be required to retain the services of an independent certified public accountant for the purposes of reevaluating Tenant's prior audit. Under no circumstances shall Tenant engage any accountant whose compensation is determined, in whole or in part, on any contingency basis. Notwithstanding the foregoing, if in the course of an audit, Tenant determines that any cost was improperly included as Operating Expenses (as opposed to a mathematical error) and Landlord concurs with such determination (or in the absence of such concurrence, such improper inclusion is established by arbitration conducted pursuant to Section 3(c)(viii) below), then Tenant may audit the two Reference Years preceding the Reference Year in question solely in order to determine if such improper inclusion occurred in either of such two preceding Reference Years (unless Tenant has previously audited such years). If such improper inclusion incurred in either of such two preceding Reference Years, then Landlord shall promptly refund to Tenant the amount of overpayment of Operating Expenses resulting from such inclusion.
                           (v)  Notwithstanding  any  provision in this Lease to
the contrary, in the event that either (x) a Transfer occurs during the first ten (10) years of the Term of this Lease, and such Transfer does not constitute a Booth Family Transfer or (y) a Transfer occurs during the first five (5) years of the Term of this Lease, and such Transfer does constitute a Booth Family Transfer, Tenant shall be liable for Tenant's Pro Rata Share of the increase in Real Estate Taxes attributable to such Transfer (determined in accordance with
Section 3(c)(vi) below) in accordance with the following schedule:
                                    (A) For the first  twelve (12) months  after
such Transfer, Tenant shall have no obligation for payment of any portion of the Transfer Increase (as hereinafter defined).
                                    (B)  For  months   thirteen   (13)   through
twenty-four (24), after such Transfer, Tenant shall pay 33-1/3% of Tenant's Pro Rata Share of the Transfer Increase.
                                    (C)  For  months  twenty-five  (25)  through
thirty-six (36), after such Transfer, Tenant shall pay 66-2/3% of Tenant's Pro Rata Share of the Transfer Increase.
                                    (D) For the period following thirty-six (36)
months after such Transfer and continuing until the expiration of the Term, Tenant shall pay the entire amount of Tenant's share of the Transfer Increase. In the event of any other Transfer, Tenant shall pay Tenant's Pro Rata Share of the Transfer Increase in accordance with the terms of this Section 3(c). In the event of any Transfer, Landlord shall provide to Tenant reasonably detailed information showing the calculation by the tax assessor of the increase in Real Estate Taxes attributable to such Transfer ("Transfer Increase"), including the supplemental assessment pursuant to which such assessor determined such increase, and, in the case of a Booth Family Transfer, evidence that the Transfer constituted a Booth Family Transfer.
                           (vi)  Landlord and Tenant  hereby agree that all Real
Estate Taxes and Operating Expenses relating to Landlord's operation of the Building shall be allocated to and payable by Tenant as follows:
                                    (A) Except as otherwise  provided in clauses
(C) and (D) below, any and all Real Estate Taxes and Operating Expenses incurred for insurance and security provided by Landlord for the Building shall be allocated pro rata to floors two through the Penthouse of the Building, the Retail Space and the mezzanine area of the Building as more particularly set forth in Column G of Exhibit B;
                                    (B)  Any and all  Operating  Expenses  other
than those referred to in clause (A) above shall be allocated pro rata to floors two through the Penthouse of the Building as more particularly set forth in Column H of Exhibit B;
                                    (C) Any Real Estate  Taxes  attributable  to
the cost of Tenant's Initial Improvements in excess of the amount of the Tenant Improvement Allowance; and
                                    (D)   Any   and  all   Real   Estate   Taxes
attributable to the construction of any Alterations (as defined in Section 7 below).
         Tenant's obligations on account of Real Estate Taxes and Operating Expenses as set forth in this Section 3(c)(vi) shall be deemed to constitute "Tenant's Pro Rata Share" thereof for all purposes of this Lease. Nothing in this Section 3(c)(vi) shall be construed to require Tenant to pay more than one hundred percent (100%) of taxes otherwise payable by Tenant pursuant to Section 6.
                           (vii)   If  the  Rent   Commencement   Date  or  Term
Expiration date of this Lease shall occur on a date other than the first or last day, respectively, of a Reference Year, Tenant's Pro Rata Share of Real Estate Taxes and Operating Expenses for such Reference Year shall be prorated based on a 365-day year, but subject to the limitation contained in Section 3(c)(ii), shall remain subject to adjustment based on receipt of information after the Term Expiration date.
                           (viii)  Any  dispute  regarding  either  the  cost of
Operating Expenses or any increases in Real Estate Taxes, up to the amount of Three Hundred and Fifty Thousand Dollars ($350,000), shall be settled by arbitration conducted and determined in the City and County of San Francisco, in accordance with this Section 3(c)(viii) and the applicable rules of the American Arbitration Association. Any disputes regarding either the cost of Operating Expenses or any increases in Real Estate Taxes exceeding such limit shall not be subject to arbitration. In the event that Landlord delivers written notice to Tenant demanding arbitration in accordance with the provisions of this Section 3, Landlord shall, together with such notice, provide to Tenant the name of one of the "Big Six" accounting firms identified in Section 38(d) below or a successor thereof to act as the arbitrator hereunder, which firm shall be subject to Tenant's reasonable approval. In the event that Tenant delivers written notice of arbitration to Landlord, Landlord shall, within fifteen (15) business days after its receipt of Tenant's notice, provide to Tenant the name of one of the aforementioned "Big Six" accounting firms or a successor thereof to act as the arbitrator hereunder, which firm shall be subject to Tenant's reasonable approval. The parties shall have a right to submit to the arbitrator such information as they deem relevant, and the arbitrator shall be instructed to make a determination within forty-five (45) days after the date of his or her selection. The determination of the arbitrator shall be conclusive, final and binding on the parties hereto, and the judgment or award rendered in any such arbitration may be entered in any court having jurisdiction.
                           (ix)  Tenant  shall have the right,  at its sole cost
and expense, to institute tax reduction proceedings to contest Real Estate Taxes at any time and from time to time assessed during the Term, whether or not such contest occurs during or after the Term. Notwithstanding the foregoing, all decisions by either Tenant or Landlord to institute or to settle tax reduction proceedings contesting Real Estate Taxes assessed during the Term shall be subject to the approval of the other party hereto, which approval shall not be unreasonably withheld, conditioned or delayed, and such other party shall cooperate reasonably with the contesting party in prosecuting such contest, executing such documents and instruments as may be reasonably necessary or appropriate for such contesting party to pursue such contest, including delivery by Landlord to Tenant of an income and expense statement for the Building and making available to Tenant any material and information in Landlord's possession or control relating to the cost of the Building, Landlord's Work and any other improvements to the Building and any other facts that Tenant may reasonably require. If Tenant determines to contest any such Real Estate Taxes and receives Landlord's approval, Tenant may prosecute such contest in Tenant's name, or in Landlord's name if required by applicable law. Landlord's cooperation hereunder shall, however, be without cost or expense to Landlord, and Tenant shall bear all costs and expense of any contest initiated and conducted by Tenant hereunder, including, without limitation, any and all penalties and fees incurred as a result thereof. If Real Estate Taxes shall be reduced by reason of appropriate administrative or legal proceedings or otherwise instituted by Tenant after payment of all or part of Real Estate Taxes for the applicable Reference Year, all reasonable costs, expenses and fees (including reasonable experts' and attorneys' fees) incurred by Tenant in obtaining said reduction of Real Estate Taxes, shall first be deducted from the amount of any refund and paid to Tenant to reimburse it for such costs, expenses and fees and then Tenant shall receive Tenant's Pro Rata Share of the balance of such refund. If Real Estate Taxes (or the assessed valuation of the Land and/or Building) shall be reduced as a result of appropriate administrative or legal proceedings or otherwise instituted by Tenant prior to the payment of Real Estate Taxes for the applicable Reference Year, Landlord shall pay to Tenant all reasonable costs, expenses and fees (including reasonable experts' and attorneys' fees) incurred by Tenant in obtaining said Real Estate Tax (or assessment) reduction, less Tenant's Pro Rata Share of such costs, expenses and fees.
                           (x) In the  event  of the  imposition  by any  taxing
authority of any interest or penalties as a result of the nonpayment by Landlord of any amount of Real Estate Taxes payable by Landlord with respect to the Building or the land upon which it is situated, including any such interest or penalties incurred as a result of any Transfer, Tenant shall pay to Landlord the amount of such interest and penalties within ten (10) business days of receiving a written demand from Landlord therefor, if such interest and penalties are incurred as a result of Tenant's failure to make any payment when due to Landlord of Real Estate Taxes required to be paid by Tenant hereunder, provided that Landlord shall have billed Tenant for such amount of Real Estate Taxes due from Tenant. Except as provided in the immediately foregoing sentence, Tenant shall not be responsible to pay any interest or penalties assessed as a result of the nonpayment by Landlord of any amount of Real Estate Taxes payable with respect to the Building or the land upon which it is situated.
                  (d)  Rental  Commencement.  Base Rent and  Additional  Charges
shall be paid by Tenant to Landlord with respect to each calendar month of the Term for which rent is payable, on or before the first day of each such calendar month. If the obligation to pay Base Rent or Additional Charges commences on other than the first day of a calendar month or ends on other than the last day of a calendar month, the first and last installments of Base Rent or Additional Charges shall be pro-rated for the partial months involved based on the actual number of days in such month.
                  (e) No  Deduction  or  Offset;  Interest.  All  Base  Rent and
Additional Charges shall be paid to Landlord, without abatement (except as otherwise provided in this Lease), deduction or offset, in lawful money of the United States at Landlord's address for notices or to such other person or at such other place as Landlord, from time to time, may designate in writing.
Tenant acknowledges that late payment by Tenant to Landlord of Base Rent or Additional Charges will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any encumbrance and note secured by any encumbrance covering the Building and/or the Premises. Therefore, if any installment of Base Rent or Additional Charges due and payable by Tenant to Landlord is not paid to Landlord within five (5) days after written notice from Landlord to Tenant of the failure of Tenant to pay such sum when due (or, if Landlord has notified Tenant in writing on three occasions during the twelve (12) months preceding the due date that Tenant has failed to pay Base Rent or Additional Charges on the due date thereof, then, if Tenant fails to pay Base Rent or Additional Charges on the due date thereof), Tenant shall pay to Landlord an additional sum of two percent (2%) of the overdue amount as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. In addition, if any installment of Base Rent or Additional Charges due and payable by Tenant to Landlord is not paid to and received by Landlord within thirty (30) days after the due date thereof, then such sums due and payable shall bear interest from the date due until paid at the highest rate legally permitted by applicable law.
         Acceptance of any late charge or interest shall not constitute a waiver of Tenant's default on the overdue amount, or prevent Landlord from exercising any of the other rights and remedies available to Landlord.
                  (f) Calculation  Requirements.  Landlord agrees that since one of the  purposes of Operating  Expenses and the gross up provision  set forth in
Section 3(c)(ii) is to allow Landlord to require Tenant to pay for the costs attributable to its Premises, (i) Landlord will not collect or be entitled to collect from Tenant with respect to Operating Expenses, an amount greater than Tenant's Pro Rata Share of the Operating Expenses actually paid by Landlord in connection with the operation of the Building, grossed up to 95% occupancy in accordance with Section 3(c)(ii), (ii) Landlord shall make no profit from Landlord's collections of Operating Expenses (exclusive of the management fee),
(iii) all assessments and premiums which are not specifically charged to Tenant because of what Tenant has done, which can be paid by Landlord in installments, shall be paid by Landlord in the maximum number of installments permitted by law and not included as Operating Expenses except in the Reference Year in which the assessment or premium installment is actually paid and (iv) Landlord shall reduce the amount of Operating Expenses by any refund or discount Landlord receives in connection with any costs or expenditures previously included in Operating Expenses.
         4.        Use.
                  The  Premises  shall be used for  general  office,  garage and storage purposes and the following other ancillary uses and for no others: computer service offices, trading floors, a cafeteria and lunchrooms for the use of Tenant's employees and visitors only, classrooms for Tenant's employees and visitors only, recreational facilities for Tenant's employees and visitors only, securities brokerage services for Tenant's employees only, photocopy services related to Tenant's general office use, a generator, which may be installed only in the Garage in accordance with Section 5(e), and an uninterrupted power supply system. Notwithstanding the preceding sentence, if Tenant shall lease any Retail Space pursuant to Section 37 of this Lease, Tenant may use such Retail Space for any retail use which is consistent with the image of the Building and permitted by law and approved by Landlord in its reasonable discretion. The reference to Tenant's employees in this Section 4 shall be deemed to include the employees of Tenant's Affiliates (as hereinafter defined) and the employees of Tenant's Business Partners (as hereinafter defined) who are permitted occupants of the Premises. Tenant shall neither do nor permit to be done in or about the Premises, the Building, or the Project, nor bring or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated, or which now or hereafter is prohibited by any insurance policy carried by Landlord or will cause a cancellation of any insurance policy covering any part of the Building or the Project. Tenant, in its own respect and in respect of Tenant's Agents, shall neither do nor permit anything to be done in or about the Premises, the Building or the Project which in any way will obstruct or unreasonably interfere with the rights of any other tenants of the Project (including any noise audible or any odor or vibrations observable from outside the Premises), or injure or annoy them, or use or allow the Premises, the Building or the Project to be used for any unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about any of the same, or commit or suffer to be committed any waste or damage in or about any of the same. Tenant shall not permit any materials to be placed or stored in the common areas of the Building or the Project and shall not permit debris to be placed therein, except in appropriate receptacles provided therefor. Tenant and Tenant's Agents shall have the right on a 24 hour per day - seven (7) day per week basis during the Term, subject to compliance with the reasonable security procedures for the Building, to the (a) non-exclusive use of the outside common areas of the Project, (b) the exclusive use of the entrance lobby of the Building (provided that such use shall be non-exclusive during any period for which Tenant leases a portion, but not all, of the Premises), (c) the exclusive use of the Building passenger and freight elevators (provided that such use shall be non-exclusive during any period for which Tenant leases a portion, but not all, of the Premises), and (d) the exclusive use of the Premises. Tenant shall not use any portion of the Building (including, without limitation, the Building roof or portions of the Building leased to other tenants) other than the Premises, excepting only as set forth in this Section 4, in Section 41, and such other portions of the Building and outside common areas of the Project as are necessary for fire and other emergency ingress and egress purposes in accordance with applicable law. Tenant shall not place any equipment in or otherwise utilize the Premises in a manner that would exceed one hundred (100) pounds per square foot (including live and dead loads), the floor load for which each floor was designed to carry, provided that, notwithstanding the foregoing, Landlord shall not unreasonably withhold, condition or delay its consent to Tenant, at Tenant's sole cost and expense, reinforcing the floor of any portion of the Premises pursuant to plans and specifications reasonably approved by Landlord, and otherwise in compliance with
Section 7. Landlord, in its reasonable discretion, shall have the right to prescribe the weight, size and position of all safes and other heavy property brought into the Building, and also the manner of moving the same in and out of the Building. Landlord will not be responsible for loss of or damage to any such safe or property from any cause, and all damage done to the Building by moving or maintaining any such safe or property shall be repaired at the expense of Tenant.
         5.        Services.
                  (a)  Services  - General.  Landlord  (subject  to the  further provisions of this Section 5) shall furnish to the Premises:
                           (i) at such  hours  as  Tenant  shall  require  (with
changes to those hours requiring at least four (4) business hours' notice to Landlord), or such shorter hours as may be prescribed by any applicable mandatory regulations adopted by any utility or governmental agency, with an HVAC System (as hereinafter defined) designed to (A) maintain within the Premises and other common areas, an inside dry bulb condition in the range of 72 to 74 degrees Fahrenheit when (I) an outside condition not lower than 38 degrees Fahrenheit nor higher than 84 degrees Fahrenheit dry bulb and 63 degrees Fahrenheit wet bulb, exists and (II) lighting and office equipment demand loads do not exceed two and one-half (2.5) watts per rentable square foot, (B) be capable of supplying 24,000 CFM at a supply air temperature of 55 degrees Fahrenheit, (C) provide outside air ventilation at a rate of .15 CFM per square foot or greater on each floor, (D) operate in general conformance with ASHRAE Standard 62-1989 and (E) maintain equipment noise levels at less than or equal to the values in the 1995 ASHRAE Applications Handbook Chapter 43 Table 2.
                           (ii) an amount of water  not to  exceed  the  current
capacity of the systems serving the Premises;
                           (iii)  electricity  for lighting and the operation of
office machines and any equipment, in an amount not to exceed the current capacity of the systems serving the Premises;
                           (iv) an electrical system capable of supplying to the
Premises an average of eight and five-tenths watts per usable square foot of the Premises of demand load excluding the base building heating, air conditioning and ventilating systems;
                           (v)  non-attended   passenger  and  freight  elevator
service through eight (8) passenger elevators and one (1) freight elevator;
                           (vi) daily (one shift) janitor service from 7:00 a.m.
to 6:00 p.m., Monday through Friday (except holidays), which shall be provided by Landlord in the manner that such service is customarily furnished in comparable office buildings in the area in accordance with the cleaning schedule annexed as Exhibit I; and
                           (vii)   security  for  the  Building  as   reasonably
requested by Tenant.
                  (b) Telecommunication  Services.  Tenant shall provide its own telecommunications services to the Premises and shall not have any right to use the intra-building network cabling in the Building. Tenant shall have the right to connect its telecommunications services to the minimum point of entry to the Building and to run wires and cabling from such point to appropriate locations throughout the Premises.
                  (c)  Non-Liability.  Except as  otherwise  provided in Section
5(f) and Section 12 below, Landlord shall not be in default hereunder or be liable for any damage directly or indirectly resulting from, nor shall Base Rent or Additional Charges herein reserved be abated by reason of, (i) interruption, failure to furnish or delay in furnishing any services as provided in this
Section 5 when due to causes other than Landlord's gross negligence or willful misconduct, or (ii) the mandatory limitation, curtailment, rationing or restrictions imposed by law on use of or the failure of the supply by the relevant utility to Tenant of, water, electricity, gas, or any other form of utility services serving the Premises or the Building. Except as otherwise provided in Section 5(f) below, Tenant expressly acknowledges that all utility services are provided by the relevant utility involved, and Landlord is to have no responsibility for the amount or quality of utility services provided by the utility to the Building, including without limitation, the improper operation of Tenant's equipment utilizing the same, but Landlord shall be responsible as hereinafter set forth in this Section 5(c) if its wires, pipes or other facilities and equipment distributing such service throughout the Building shall fail to meet the specifications therefor or where there is no specification, shall fail to function as such system normally functions in comparable office buildings in the area. Landlord shall promptly remedy any failure or interruption in the furnishing of such service, except that if Tenant's use of, or access to, the Premises, or a portion thereof, is impaired due to any such failure or interruption, Landlord shall employ such measures (including the use of premium time) in order to cure such failure or interruption at the earliest feasible time, and the cost of such measures shall be included in Operating Expenses to the extent permitted by Section 3(c).
                  (d) Excess  Electricity  and Water.  Tenant  shall not use any apparatus or device in the Premises which alone or collectively uses, electricity and/or water in excess of the current capacity of the systems serving the Premises. If Tenant shall require electric current in excess of the capacity of the systems serving the Premises, Tenant shall first obtain Landlord's consent to the installation of such increased capacity in accordance with Section 7(j). If Tenant shall require water in excess of the capacity of the systems serving the Premises, Tenant shall first obtain Landlord's consent, which shall not be unreasonably withheld or delayed.
                  (e) Right to Install  Generator.  Notwithstanding  anything to the contrary contained herein, Tenant shall have the right to install in the portion of the Premises located in the Garage, at its sole cost and expense, a generator to support Tenant's electrical requirements for the Premises and Tenant's UPS System. Tenant shall have the right, subject to Landlord's prior written approval (not to be unreasonably withheld, delayed or conditioned), to run wires between the generator and the Premises in appropriate locations and through conduits in the Building. Tenant hereby indemnifies, defends and holds Landlord harmless from any and all costs, damages, liabilities and losses hereof) incurred by Landlord in connection with such generator, including, without limitation, in connection with the use, maintenance, installation and removal thereof (except to the extent any such costs, damages, liabilities or losses are caused by Landlord, its agents, contractors or employees).
                  (f)  Abatement.  If  Tenant,  as a result  of any  default  by
Landlord in performing any of its obligations under this Section 5, is not reasonably capable of conducting its business in the Premises or a portion thereof for a period of more than two (2) consecutive business days (subject to extension on a day-by-day basis as a result of Force Majeure) and in fact fails to occupy the Premises or such portion for more than two (2) consecutive business days (subject to extension on a day-by-day basis as a result of Force Majeure), Tenant shall, commencing on the third (3rd) consecutive business day (or the next business day following such extension period, if later), be entitled to an abatement of Base Rent and Additional Charges for Real Estate Taxes and Operating Expenses, which abatement shall be based on the portion of the Premises to which Landlord fails to provide services required under this
Section 5 (which portion shall not include any other portion of the Premises indirectly affected by any of such failure), and which portion Tenant is unable to use for Tenant's business purposes, and which abatement shall continue until the earlier of the date on which Tenant is reasonably capable of conducting its business in the Premises (or such portion thereof) or the date on which Tenant actually conducts business in the Premises or such portion thereof.
                  (g) Tenant's  Right to Cure. If Landlord  shall default in the performance of any of its obligations under this Section 5, which default affects Tenant's ability to use and enjoy the Premises in the manner contemplated by this Lease in any material respect, and in the event that Landlord fails to cure such default within ten (10) days after Landlord's receipt of written notice from Tenant describing in reasonable detail the nature of such default (or such longer period of time as may reasonably be required to cure such default in the event that Landlord commences to cure such default within such ten (10) day period and diligently pursues the cure of such default thereafter to completion), then, upon the giving of an additional three (3) business days' prior written notice of its election to do so (which notice shall state in capital letters at the top of such notice: "IN THE EVENT THAT LANDLORD FAILS TO CURE THE BELOW DESCRIBED DEFAULT WITHIN THREE (3) BUSINESS DAYS AFTER LANDLORD RECEIVES THIS NOTICE, TENANT INTENDS TO CURE SUCH DEFAULT AT LANDLORD'S EXPENSE"), and if Landlord fails to cure such default within such three (3) business day period (or such longer period of time as reasonably may be required to cure such default in the event Landlord commences to cure such default within such three (3) business day period and diligently pursues the cure of such default thereafter to completion), Tenant may at any time thereafter and prior to Landlord's cure thereof remedy such default for Landlord's account and at Landlord's expense without thereby waiving such default or any rights or remedies of Tenant on account of such default. Landlord shall pay to Tenant within thirty (30) days after demand all reasonable sums expended by Tenant, or other costs, damages, expenses or liabilities reasonably incurred by Tenant, including, without limitation, reasonable attorneys' fees and costs, in remedying or attempting to remedy such default, and interest on all such sums at the Effective Rate, which obligation shall survive the termination of this Lease.
                  (h)  Alternative  Suppliers of Utility  Services.  At Tenant's
sole cost and expense, Tenant shall have the right to pursue and apply for lower cost alternatives to any utilities furnished to the Premises. Upon Tenant's written request to obtain an alternative supplier, Landlord shall, if such supplier is approved by Landlord, such approval not to be unreasonably withheld, conditioned or delayed, enter into an arrangement with such alternative supplier to obtain such alternative utility through Landlord's facilities and equipment, and all payments in connection therewith shall be billed by such supplier to Landlord and be charged to Tenant by Landlord as Operating Expenses at the same rate as charged to Landlord by such alternative supplier.
                  (i) Replacement of Third Party Service Providers. In the event that Tenant shall be dissatisfied with any independent vendor supplying any service to the Premises on behalf of Landlord, Tenant shall have the right to provide Landlord with a written notice specifying the nature of Tenant's dissatisfaction with such vendor, which notice shall provide Landlord with forty-five (45) days to cause such vendor to remedy the condition specified in such notice causing Tenant's dissatisfaction. In the event that such vendor fails to remedy such condition within such forty-five (45) day period, Tenant shall have the right to deliver to Landlord a second written notice, which notice shall identify such vendor and the condition giving rise to Tenant's dissatisfaction and shall state in capital letters at the top of such notice:
"LANDLORD'S AGREEMENT TO REPLACE THE UTILITY SUPPLIER SPECIFIED BELOW SHALL BE DEEMED TO BE GIVEN IF SUCH SUPPLIER FAILS TO REMEDY THE CONDITION STATED IN THIS NOTICE WITHIN THIRTY (30) DAYS AFTER LANDLORD RECEIVES THIS NOTICE." If vendor shall fail to remedy such condition within such additional thirty (30) day period, Landlord shall replace such vendor with an alternative vendor selected by Tenant and subject to Landlord's approval, which shall not be unreasonably withheld, conditioned or delayed.
         6.        Taxes Payable By Tenant.
                  (a) In  addition  to the  Base  Rent  and  Additional  Charges payable by Tenant hereunder, Tenant shall reimburse Landlord within thirty (30) days after demand for any and all taxes payable by Landlord whether or not now customary or within the contemplation of the parties hereto which are upon, measured by, or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures, and other personal property located in the Premises, which taxes are now or hereafter levied or assessed against Landlord by the United States of America, the State of California, or any political subdivision thereof, public corporation, district, or any other political or public entity, and shall also include any other tax, fee or other excise, however described, that may be levied or assessed as a substitute for, or as an addition to, in whole or in part, any such taxes, whether or not now customary or in the contemplation of the parties on the date of this Lease (collectively, the "Personal Property Taxes").
                  (b) Tenant shall have the right, upon the terms and conditions of this Section 6, to contest any Personal Property Taxes payable by Tenant under this Lease. If Tenant determines to contest any such Personal Property Taxes, Tenant shall so notify Landlord and either make payment of such Personal Property Taxes under protest directly to the levying authority prior to the due date therefor, and in all events in a manner that will prevent foreclosure of any tax lien on any portion of the Project, or, if such Personal Property Taxes are included in the tax bill to Landlord and paid by Tenant to Landlord pursuant to this Section 6, require that Landlord make payment of such Personal Property Taxes under protest. Tenant may prosecute such contest in Tenant's name, or in Landlord's name if required by applicable law, and Landlord shall cooperate reasonably with Tenant in prosecuting such contest, executing, furnishing and making available to Tenant such documents, instruments and information as may be reasonably necessary or appropriate for Tenant to pursue such contest. Landlord's cooperation hereunder shall, however, be without cost or expense to Landlord and Tenant shall bear all costs and expense of any contest initiated and conducted by Tenant hereunder, including, without limitation, any and all penalties and fees incurred as a result thereof.
         7.        Alterations, Additions Or Improvements.
                  (a) General.  Except for Landlord's Work and Tenant's  Initial
Improvements, which shall be governed by the provisions of the Work Letter, and Decorative Work (as hereinafter defined), Tenant shall not make or suffer to be made any alterations, additions, or improvements to or of the Premises or any part thereof, or attach any fixtures or equipment thereto (collectively, "Alterations"), without Landlord's prior written consent, which may be withheld in Landlord's sole and absolute discretion. Notwithstanding any of the foregoing, Landlord shall not unreasonably withhold, delay or condition its consent to Alterations in the Premises, which (i) are not of a structural nature, (ii) except as otherwise provided in Section 5(d), do not adversely affect the base building mechanical, electrical, sanitary, heating, air conditioning, ventilating, elevator, plumbing, life-safety or any other service systems of the Building (collectively, the "Building Systems") and (iii) except as otherwise provided in Section 40 and Section 41, do not change the Building exterior. In addition, Landlord shall not unreasonably withhold, condition or delay its consent to Alterations in the Premises which (A) entail the construction of any internal stairway, core drilling (not to exceed three inches in diameter) or horizontal beam penetrations in the Premises or (B) increase the live load or electrical capacity of any floor of the Premises in accordance with
Section 7(j). Landlord shall approve or refuse to approve (and in the case of refusal, Landlord shall specify Landlord's reason therefor) any Alterations proposed to be undertaken by Tenant hereunder and requiring Landlord's approval within fifteen (15) business days with respect to Alterations that affect Building Systems or are structural in nature and within ten (10) business days for all other Alterations, in each case after Tenant's delivery of plans and specifications therefor, and any other information concerning the proposed Alterations reasonably required by Landlord, together with a written notice requesting approval thereof.
                  (b) Permitted Alterations and Decorative Work. Notwithstanding
anything to the contrary provided herein, Tenant shall have the right, upon at least five (5) days prior written notice to Landlord, but without the necessity of obtaining Landlord's consent, to make Alterations in the Premises consisting of any of the following (collectively, the "Permitted Alterations"): the installation, alteration or removal, as the case may be, of electrical outlets, partitions, doors, HVAC zones, light fixtures, hung ceilings, wall plugs, sprinklers and data and communications wiring and cabling, provided that each such Alteration (i) does not adversely affect the Building Systems and (ii) does not cost in excess of $75,000; provided further that the cost of data and communications wiring and cabling shall not be included in the calculation of the cost of each such Alteration. Further, Tenant may make decorative or cosmetic improvements or Alterations ("Decorative Work") in the Premises (such as hanging pictures, touch up painting, carpeting, wall covering, rearrangement of movable work stations, modular units or similar items) without first obtaining Landlord's consent and without giving Landlord notice and without obligation to provide "as-built" plans and specifications.
                  (c) Removal.  All such  Alterations  shall  become  Landlord's property immediately and, at the end of the Term hereof, shall remain on the Premises without compensation to Tenant, unless Landlord elects by notice to Tenant to have Tenant remove the same, in which event Tenant shall promptly remove such Alterations, repair any damage to the Premises, and restore the area of the Premises affected by such removal to its condition immediately prior to the installation of such Alterations. Notwithstanding the foregoing, Landlord shall not require Tenant to restore or remove any Alterations for which Tenant is required to obtain Landlord's approval and which Landlord has previously approved unless Landlord notifies Tenant at the time of granting Landlord's approval for such Alterations that Landlord shall require such restoration or removal upon the expiration or earlier termination of this Lease because the Alterations (i) are materially inconsistent with typical office use or (ii) affect the structure of the Building.
                  (d)  Tenant's  Property.  All  furniture,  furnishings,  trade fixtures, equipment and articles of movable personal property installed in the Premises by or for the account of Tenant and which can be removed without structural or other material damage to the Building (all of which are herein called "Tenant's Property") shall be and remain the property of Tenant and may be removed by it at any time during the Term. Upon the Term Expiration date or the termination of this Lease, Tenant shall remove from the Premises all of Tenant's Property.
                  (e)  Regulatory  Requirements.  Tenant  at its  expense  shall obtain any and all permits and consents of applicable governmental authorities in respect of such Alterations and shall comply with the requirements of all governmental authorities in connection therewith, including all building codes. In addition, Tenant shall be liable to Landlord and shall reimburse Landlord for the reasonable costs of any improvements to the Building (whether or not within the Premises) which may be required by governmental authority as a consequence of Tenant's Alterations, which reimbursement shall not constitute Operating Expenses and shall be paid by Tenant to Landlord within thirty (30) days after Landlord's delivery to Tenant of a written invoice therefor with supporting documentation therefor.
                  (f)  Construction  of  Alterations.  All  Alterations  made by
Tenant with the prior written consent of Landlord shall be effected through the use of contractors approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed, provided that such contractors shall maintain a commercial general liability policy of insurance of not less than $1,000,000 with a carrier having a rating of A minus VIII or better in Best's Insurance Guide and shall provide Landlord with a certificate of insurance evidencing the same. Landlord shall approve or refuse to approve (and in the case of refusal, Landlord shall specify Landlord's reason therefor) any contractor proposed by Tenant within ten (10) days after Tenant's delivery of such contractors' name, address and trade, together with a written notice requesting approval thereof. With respect to any and all Alterations, Tenant shall pay to Landlord an administrative fee equal to Landlord's actual and reasonable out-of-pocket costs incurred in connection with the review of Tenant's plans and the coordination with Tenant and its contractors for the construction of such Alterations. Tenant will not be required to use any Building standard or Building stocked materials.
                  (g)  Compliance  by  Landlord.  If Tenant is delayed in making
Alterations on account of Landlord's failure to comply with, or cause compliance with, requirements pursuant to Section 13(b) below, then Landlord shall promptly, using reasonable diligence, correct such failure (or cause such failure to be corrected) as soon as reasonably possible in order to minimize any delay in the making by Tenant of such Alterations. If Tenant is delayed in making Alterations on account of Landlord's failure to have removed from the Premises any asbestos which is specifically required to be removed as a part of Landlord's Work, then Landlord shall promptly, using reasonable diligence, correct such failure (or cause such failure to be corrected) at its cost, as soon as possible in order to minimize any delay in the making by Tenant of such Alterations.
                  (h) Field Changes to  Alterations.  Tenant may make changes in the field to Alterations previously approved by Landlord without first obtaining Landlord's prior consent so long as such field change (A) is not of a structural nature, (B) does not adversely affect the Building Systems, (C) does not change the exterior of the Building, (D) is necessitated by field conditions as encountered during the construction of the Alterations and is required to be made in order to conform the Alterations to such condition, (E) is consistent with the purpose and intent of plans and specifications for the Alterations approved by Landlord, and (F) does not cost in excess of Fifteen Thousand Dollars ($15,000.00) for a single field change, or Forty-Five Thousand Dollars ($45,000.00) in the aggregate for all field changes, with respect to the
Alterations under construction; provided that the cost of data and communications wiring and cabling shall not be included in the calculation of the cost of each such field change. Tenant shall use reasonable efforts to provide Landlord notice in accordance with Section 33 prior to making any field change for which Landlord's consent is not required hereunder, and in the event that Tenant is unable to provide such prior written notice, Tenant in all events shall provide to Landlord written notice of such field change as promptly as reasonably possible. Such written notice shall set forth Tenant's reasonable estimate of both the cost of the particular field change being made, as well as the aggregate cost of all field changes made to such date with respect to the Alterations under construction.
                  (i) Additional  Cooling Tower.  Landlord agrees to consider in its reasonable judgment any reasonable request by Tenant to permit Tenant to install, at Tenant's sole cost and expense, an additional cooling tower in a location approved by Landlord on the roof of the Building or in the mechanical space in the Building to supply additional chilled or condenser water to the Premises. In the event that Landlord consents to such request, the parties shall enter into a Lease amendment memorializing the terms and conditions under which Tenant may install such additional cooling tower.
                  (j) Increase in Live Load and Electrical Capacity.  Subject to
the terms and conditions of this Section 7, Tenant shall have the right, at Tenant's sole expense at any time during the Term, (I) to increase the live load capacity for each floor in the Premises, provided that any such increase shall not in any way diminish the live load capacity for any other floor of the Building, which floor does not comprise a part of the Premises, and provided further that upon the expiration or earlier termination of the Term of this Lease with respect to any floor of the Premises for which Tenant has increased, or caused a decrease in, the live load capacity, Tenant shall restore the live load capacity of such floor to the live load capacity existing on the Commencement Date for such floor; (II) to increase the electrical capacity of one or more floors in the Premises by the installation of additional panels, bus taps, wiring, risers and/or transformers, provided that any such increase shall not in any way diminish the electrical capacity for any other floor of the Building, which floor does not comprise a part of the Premises, and provided further that upon the expiration or earlier termination of the Term of this Lease with respect to any floor of the Premises for which Tenant has increased, or caused a decrease in, the electrical capacity, Tenant shall restore the electrical capacity to the electrical capacity existing on the Commencement Date for such floor; (III) to install raised flooring in the Premises; (IV) to install a supplemental air conditioning system in the Premises; (V) to install executive bathrooms in the Premises, and (VI) to remove steel braces or columns in the Crossover Space that are not components of the structural design of the Building. Notwithstanding any provision contained in this Lease to the contrary, Tenant shall have no obligation to restore or replace any such steel braces or columns removed by Tenant in accordance with clause (VI) of the sentence immediately preceding.
                  (k)  As-Builts.  Tenant  shall  provide  "as-built"  plans and specifications to Landlord for any and all of the work performed by Tenant pursuant to this Section 7, as the same may be modified from time to time by field changes specifically permitted pursuant to this Section 7, as well as any and all building permits and "finalled" permits required in connection with such work, as the same may be modified from time to time. Notwithstanding the foregoing, Tenant shall not be required to provide "as-built" plans and specifications in connection with performing any Decorative Work, Permitted Alterations or individual field changes specifically permitted herein without Landlord's consent; however, throughout the Term of this Lease, as the same may be extended pursuant to the terms hereof, Tenant shall be required to maintain "as-built" plans and specifications covering the Premises, including any and all Permitted Alterations and field changes made thereto prior to such date, and Tenant shall provide to Landlord copies of the same upon Landlord's request therefor.
         8.        Liens.
                  Tenant shall keep the Premises and the Building free and clear of and from, and shall promptly remove if asserted, any and all mechanics', materialmen's and other liens for work or labor done, services performed and for materials used or furnished in or about the Premises by or on behalf of Tenant (other than work performed by or materials furnished by Landlord). Tenant shall save, defend, indemnify and hold Landlord, the Premises and the Building free and harmless of and from any and all such liens or claims of liens or suits or other proceedings pertaining thereto.
         9.        Repairs.
                  (a) Tenant. By taking possession of a portion of the Premises,
Tenant accepts such portion as being in the condition in which Landlord is obligated to deliver the Premises, subject only to the joint punchlist items as contemplated by Section 2(b) hereof and except for any latent defects, which Landlord shall promptly repair. Tenant, at all times during the Term hereof and at Tenant's sole cost and expense, shall keep the Premises and every part thereof in good condition and repair, excepting damage due to casualty with respect to which the provisions of Sections 10 and 12 shall apply and repairs to be performed by Landlord pursuant to Section 9(b) below. Except to the extent provided in Section 9(d) below, Tenant hereby waives all right to make repairs at the expense of Landlord or in lieu thereof to vacate the Premises as provided by California Civil Code Section 1941 and 1942 or any other law, statute or ordinance now or hereafter in effect. Landlord has no obligation and has made no promise to alter, remodel, improve, repair, decorate, or paint the Premises or any part thereof except as specifically set forth in this Lease and in the Work Letter. Except as specifically set forth in this Lease and the Exhibits, Landlord has not made any representations respecting the condition of the Premises to Tenant.
                  (b) Landlord.  Landlord  shall manage and operate the Building consistent with the management and operation of a first class office building located in San Francisco, California. Landlord will repair and maintain in good working order and condition consistent with the condition of a first class office building the structural portions of the Building, the Building Systems, the exterior windows, the exterior walls and Building roof, the common areas, and, to the extent that Landlord is required by the City and County of San Francisco to maintain the sidewalks abutting the Building, such sidewalks, provided that Tenant shall be obligated to reimburse Landlord for any repair or maintenance if necessitated or occasioned by the wrongful acts or negligence of or breach of this Lease by Tenant or any of Tenant's Agents.
                  (c)  Abatement.  If  Tenant,  as a result  of any  default  by
Landlord in performing any of its obligations under Section 9(b), is not reasonably capable of conducting its business in the Premises or a portion thereof for a period of more than two (2) consecutive business days (subject to extension on a day-by-day basis as a result of Force Majeure) and in fact fails to occupy the Premises or such portion for more than two (2) consecutive business days (subject to extension on a day-by-day basis as a result of Force Majeure), Tenant shall, commencing on the third (3rd) consecutive business day (or the next business day following such extension period, if later), be entitled to an abatement of Base Rent and Additional Charges for Real Estate Taxes and Operating Expenses, which abatement shall be based on the portion of the Premises with respect to which Landlord has failed to perform repairs required under Section 9(b) (which portion shall not include any other portion of the Premises indirectly affected by any of such failure), and which portion Tenant is unable to use for Tenant's business purposes, and which abatement shall continue until the earlier of the date on which Tenant is reasonably capable of conducting its business in the Premises (or such portion thereof) or the date on which Tenant actually conducts business in the Premises or such portion thereof.
                  (d) Tenant's  Right to Cure. If Landlord  shall default in the performance of any of its obligations under Section 9(b), which default affects Tenant's ability to use and enjoy the Premises in the manner contemplated by this Lease in any material respect, and in the event that Landlord fails to cure such default within ten (10) days after Landlord's receipt of written notice from Tenant describing in reasonable detail the nature of such default (or such longer period of time as may reasonably be required to cure such default in the event that Landlord commences to cure such default within such ten (10) day period and diligently pursues the cure of such default thereafter to completion), then, upon the giving of an additional three (3) business days' prior written notice of its election to do so (which notice shall state in capital letters at the top of such notice: "IN THE EVENT THAT LANDLORD FAILS TO CURE THE BELOW DESCRIBED DEFAULT WITHIN THREE (3) BUSINESS DAYS AFTER LANDLORD RECEIVES THIS NOTICE, TENANT INTENDS TO CURE SUCH DEFAULT AT LANDLORD'S EXPENSE"), and if Landlord fails to cure such default within such three (3) business day period (or such longer period of time as reasonably may be required to cure such default in the event Landlord commences to cure such default within such three (3) business day period and diligently pursues the cure of such default thereafter to completion), Tenant may at any time thereafter and prior to Landlord's cure thereof remedy such default for Landlord's account and at Landlord's expense without thereby waiving such default or any rights or remedies of Tenant on account of such default. Landlord shall pay to Tenant within thirty (30) days after demand all reasonable sums expended by Tenant, or other costs, damages, expenses or liabilities reasonably incurred by Tenant, including, without limitation, reasonable attorneys' fees and costs, in remedying or attempting to remedy such default, and interest on all such sums at the Effective Rate, which obligation shall survive the termination of this Lease.
                  (e)  Landlord to  Minimize  Interference.  Landlord  shall use reasonable diligence to minimize interference with Tenant's use and occupancy of the Premises in making any repairs; provided, however, that Landlord shall have no obligation to employ contractors or labor at so-called overtime or other premium pay rates or to incur any other overtime costs in connection with such repairs unless same shall adversely affect the health or safety of occupants of the Premises or impair Tenant's use of or access to the Premises in more than a de minimis amount, in which event Landlord shall perform such repairs as expeditiously as possible, including the use of overtime or premium pay rates if necessary to perform such work during hours other than Tenant's normal business hours. Notwithstanding the foregoing, if Tenant shall so request in writing, Landlord shall use reasonable efforts to employ contractors or labor at so-called overtime or other premium pay rates or incur other overtime costs in making any repairs requested by Tenant, and Tenant shall pay to Landlord, within thirty (30) days after demand therefor, which demand shall be accompanied by supporting documentation, an amount equal to the excess costs incurred by Landlord to comply with Tenant's request.
         10.       Destruction Or Damage.
                  (a) Damage To Building.  If the Premises  and/or other portion of the Building are damaged by fire, earthquake, act of God, the elements or other casualty, Landlord shall forthwith repair the same, excluding any tenant improvements contained therein, subject to the provisions of this Section hereinafter set forth, provided that Landlord actually receives sufficient insurance proceeds to cover the cost thereof, unless the reason Landlord did not receive sufficient proceeds is due to Landlord's failure to carry insurance required under this Lease, and, provided further, that in the written opinion of a reputable independent contractor retained by Landlord (the "Contractor's Opinion"), such repairs can be completed within eighteen (18) months after the date of such damage (the "Rebuilding Period") under the laws and regulations of the federal, state and local governmental authorities having jurisdiction thereof. Landlord shall use commercially reasonable efforts to apply for and obtain all insurance proceeds promptly after the occurrence of any casualty. Within sixty (60) days after the date of such damage, Landlord shall deliver a copy of the Contractor's Opinion to Tenant which opinion shall state how long, in the opinion of such independent contractor, it will take to make such repairs after the date of such damage, and such opinion shall be binding on Tenant and Landlord. If the repairs can be completed within the Rebuilding Period, this Lease shall remain in full force and effect, except that if Tenant shall not have been able to occupy the Premises or any portion thereof for the conduct of its business, Tenant shall be entitled to a proportional abatement of Base Rent and Additional Charges for Operating Expenses and Real Estate Taxes (based upon rentable square footage) for such part of the Premises as shall be rendered unusable by Tenant in the conduct of its business as a result of (i) damage sustained to such part as a result of such casualty, (ii) lack of access to such part as a result of such casualty or (iii) failure by Landlord to supply services required to be supplied by Landlord pursuant to Section 5 to such part as a result of such casualty, which abatement shall commence upon the date of such damage and continue until the Rent Recommencement Date (as hereinafter defined). As used herein, the term "Rent Recommencement Date" shall mean the earliest to occur of (A) the date that is one hundred twenty (120) days after the date that Landlord has completed any and all repairs required under this
Section 10 and redelivered to Tenant the portion of the Premises that was damaged in a condition such that Tenant is then able to commence restoration and repair of the Tenant's Initial Improvements and any other improvements in such portion of the Premises without interference of more than an insignificant amount, (B) the date on which Tenant first reoccupies such portion of the Premises for its business purposes, or (C) the date on which Tenant would have been able to reoccupy such portion of the Premises had Tenant used reasonably diligent efforts to restore and repair the Tenant's Initial Improvements and any other improvements in such portion of the Premises constructed by or on the behalf of Tenant following the redelivery of such portion of the Premises by Landlord to Tenant in the condition described in clause (A) above. For purposes of this Section 10, "repair" or "repairs" shall include all repair and restorative work Landlord in Landlord's good faith but nevertheless sole discretion deems advisable to restore the Building to the condition it was in on the Commencement Date, including without limitation, all work and improvements Landlord deems advisable to improve the condition and quality of the Building, whether in the form of government mandated building code upgrades or otherwise, but excluding any obligation of Landlord to demolish, repair or restore Tenant's Initial Improvements or Alterations. Notwithstanding anything to the contrary in this Section 10, in the event that a casualty shall occur at any time prior to April 1, 2013, this Lease shall continue in full force and effect (except that Base Rent and Additional Charges for Operating Expenses and Real Estate Taxes shall be abated as hereinabove provided) and Landlord shall repair and restore the casualty damage with reasonable diligence, provided that (I) Landlord actually receives sufficient insurance proceeds to cover the cost thereof, unless the reason Landlord did not receive sufficient proceeds is due to
Landlord's failure to carry insurance required under this Lease, (II) the Contractor's Opinion indicates that repairs can be completed within twenty-four
(24) months after the date of such damage and (III) Tenant shall deliver to Landlord written notice, given within thirty (30) days after Tenant's receipt of the Contractor's Opinion, that Tenant elects to require Landlord to repair or restore such damage pursuant to this Section 10(a), and such notice by Tenant shall be deemed to be Tenant's agreement that any abatement of Base Rent and Additional Charges for Operating Expenses and Real Estate Taxes will terminate at the end of the eighteenth (18th) month following the date of such damage, and commencing upon the nineteenth (19th) month and continuing through the twenty-fourth (24th) month following the date of such damage, Tenant shall pay to Landlord Base Rent and Additional Charges for Operating Expenses and Real Estate Taxes as such amounts become due pursuant to the terms of this Lease, as if such casualty had not occurred.
                  (b)  Damage To  Tenant's  Improvements  And  Property.  If the
Premises are damaged by fire, earthquake, act of God, the elements or other casualty, Tenant shall forthwith repair or replace Tenant's Initial Improvements, Tenant's Alterations, Tenant's trade fixtures, Tenant's personal property and any other tenant improvements in the Premises, to the extent damaged by such casualty, after Landlord shall have completed its repairs to the Building as required by Section 10(a), provided that, subject to compliance by Tenant with the provisions of Section 7 hereof, Tenant may make such other or additional or new Alterations to the Premises as Tenant may deem appropriate for its occupancy, and nothing in this Section shall be deemed to require Tenant to reinstall Tenant's Initial Improvements.
                  (c) Repair.  If Landlord does not actually receive  sufficient insurance proceeds to cover the cost of such repairs (where such failure is not the result of Landlord's failure to maintain insurance required under this Lease), or if such repairs cannot be made within the Rebuilding Period, as determined in Section 10(a), Landlord shall elect, by notice to Tenant given within thirty (30) days after the receipt of the Contractor's Opinion of Landlord's intention: (i) to repair or restore such damage, in which event (subject to Tenant's right to terminate set forth in the immediately following sentence) this Lease shall continue in full force and effect (except that Base Rent and Additional Charges for Operating Expenses and Real Estate Taxes shall be partially abated as hereinabove provided) and Landlord shall repair and restore such damage with reasonable diligence, or (ii) to terminate this Lease as of a date specified in such notice, which date shall be not less than sixty
(60) nor more than one hundred twenty (120) days after notice is given (or, if earlier, the last day of the Term), provided that, as a condition of such termination, Landlord shall have concurrently terminated any other leases covering any of floors two (2) through seventeen (17) or the Penthouse of the Building, with respect to which leases Landlord has a comparable termination right, it being the intent of the parties that Landlord not be able to use the provisions of this Section 10 to terminate "below market" leases. If such repairs cannot be completed within eighteen (18) months from the date of such damage, Tenant shall have the option to terminate this Lease by delivering written  notice of  termination  to  Landlord  within  thirty  (30)  days  after
Landlord's notice to Tenant of Landlord's determination set forth in the preceding sentence shall have been given, which termination shall be effective as of the date set forth in such notice of termination, which date shall be not less than sixty (60) nor more than one hundred twenty (120) days after notice is given (or, if earlier, the last day of the Term). In the event that such notice to terminate is given by Landlord or Tenant as provided above, this Lease shall terminate on the date specified in such notice. Landlord agrees to refund to Tenant any Base Rent and Additional Charges for Real Estate Taxes and Operating Expenses previously paid for any period of time subsequent to such date of termination. Tenant agrees to pay to Landlord any Base Rent and Additional Charges accrued and unpaid as of such date of termination.
                  (d)  Repairs Not Timely  Completed.  If neither  Landlord  nor
Tenant shall have exercised its option to terminate pursuant to this Section 10, but Landlord shall not have, within one hundred and twenty (120) days after the date by which the Contractor's Opinion indicated repairs could be made, completed the repair of the Building and redelivered to Tenant the portion of the Premises that was damaged in the condition required by Section 10(a), then Tenant may notify Landlord (with a copy of such notice to be concurrently delivered by Tenant to Landlord's Lender (as hereinafter defined), provided Landlord shall have provided to Tenant written notice of the name and address of Landlord's Lender) that unless Landlord or Landlord's Lender shall cause the delivery to Tenant of such portion of the Premises in the condition required above within fifteen (15) days following the giving of such notice by Tenant, this Lease shall terminate upon the expiration of such fifteen (15) day period. If this Lease shall be terminated pursuant to this Section 10, Landlord shall promptly refund to Tenant any Base Rent and Additional Charges for Operating Expenses and Real Estate Taxes paid by Tenant with respect to any period after the effective date of termination less any sums due and owing Landlord by Tenant under this Lease.
                  (e)  Waiver.  Tenant  waives  California  Civil Code  Sections
1932(2) and 1933(4) providing for termination of hiring upon destruction of the thing hired in lieu of the provisions of this Section 10 which shall govern.
                  (f) Costs of Repair.  If the Premises are to be repaired under this Section 10, Landlord shall pay the cost of any injury or damage to the Building itself, excluding any tenant improvements contained therein, and Landlord's proportionate share of the cost of any injury or damage to tenant improvements in the Premises paid for by Landlord hereunder, which proportionate share shall be based on the ratio of (i) the amount of the Tenant Improvement Allowance actually expended by Landlord to (ii) the aggregate cost (including hard and soft costs) of Tenant's Initial Improvements and Alterations. Upon any event of casualty causing injury or damage to tenant improvements in the
Premises for which Tenant seeks contribution from Landlord for the cost of repair, Tenant shall promptly provide Landlord with the information set forth in the immediately preceding clause (ii), together with reasonably detailed supporting documentation. Tenant shall pay the cost of repairing Tenant's Alterations, Tenant's improvements (subject only to the two immediately preceding sentences), Tenant's trade fixtures, Tenant's personal property and any other tenant improvements in the Premises and shall be responsible for carrying such casualty insurance as it deems appropriate with respect to such other tenant improvements.
                  (g)  Damage  at End of  Term.  Notwithstanding  the  foregoing provisions of this Section 10, if any event of casualty occurs during the last twelve (12) months of the Term of this Lease, as the same may have been extended pursuant to Section 36, which event of casualty shall cause such damage or destruction to the Building that Landlord determines, in its sole and absolute discretion, that the cost of repairing any floor of the Premises damaged by such event to the condition required by Section 10(a) shall cost at least the equivalent of three (3) month's Base Rent and Additional Charges for Operating Expenses and Real Estate Taxes for such floor, then either Landlord or Tenant shall have the right to terminate this Lease with respect to such floor of the Premises upon written notice to the other within thirty (30) days following the event of damage or destruction. In the event that such notice to terminate this Lease with respect to any floor of the Premises is given by Landlord or Tenant as provided above, this Lease shall terminate on the date specified in such notice, which date shall be not less than sixty (60) nor more than one hundred twenty (120) days after notice is given (or, if earlier, the last day of the
Term). Landlord agrees to refund to Tenant any Base Rent and Additional Charges for Real Estate Taxes and Operating Expenses previously paid for any period of time subsequent to such date of termination. Tenant agrees to pay to Landlord any Base Rent and Additional Charges accrued and unpaid as of such date of termination.
                  (h) No Extensions.  None of the time periods contained in this
Section 10 shall be extended by reason of Force Majeure.
         11.       Insurance; Waiver Of Subrogation.
                  (a) Tenant's Liability Insurance. Tenant, at Tenant's expense, shall maintain in full force during the Term hereof a policy or policies of commercial general liability insurance insuring against claims and liability for personal injury, death and property damage arising in or about the Premises, the Building and adjoining areas or ways, with a carrier or carriers reasonably acceptable to Landlord and Landlord's Lender. Landlord agrees that any carrier or carriers having a rating of not less than A minus VIII or better by Best's Insurance Guide is reasonably acceptable to Landlord. The liability under such insurance shall not be less than $10,000,000 combined single limit and with a deductible amount reasonably acceptable to Landlord and Landlord's Lender, provided  that any  deductible  within the self  insurance  limits  provided  in
Section 11(b) below shall be deemed reasonably acceptable. Such policy or policies of insurance shall (i) name Landlord and Landlord's Lender as additional insureds, provided Landlord shall have given Tenant written notice of the name and address of Landlord's Lender, (ii) be non-assessable, primary and non-contributory with any policies carried by Landlord, (iii) provide that the same may not be canceled or materially amended except upon thirty (30) days prior written notice to Landlord and (iv) be issued on an occurrence basis. Such coverage may be provided by a combination of commercial general liability and excess umbrella policies. Any insurance policy may be maintained by a "blanket policy" insuring other parties and other locations so long as the amount and coverage required to be provided hereunder is not thereby diminished. Tenant at all times shall maintain with Landlord a current certificate or certificates of said policy or policies. The amount of insurance coverage provided for in this
Section 11 shall be increased from time to time during the Term hereof, but not more frequently than every five (5) years, upon thirty (30) days' prior notice from Landlord to the extent reasonably required by circumstances then existing if and when Landlord reasonably determines that such increase is required to adequately protect the parties named as insureds and the limits of liability for tenants leasing comparable amounts of space in comparable office buildings in downtown San Francisco are at such amounts or if Landlord is required to implement such increase by Landlord's Lender.
                  (b) Tenant's Self-Insurance.  Tenant (but not any successor or assignee of Tenant, without Landlord's prior written consent, which consent Landlord may withhold in its sole and absolute discretion) shall have the right to self-insure for up to a maximum amount of $1,000,000, including the deductible, any of the insurance required to be carried by Tenant under this
Section  11 if and so long as (i) the net  worth of  Tenant is not less than Two
Hundred Million Dollars ($200,000,000), and (ii) the current assets of Tenant are not less than Fifty Million Dollars ($50,000,000), as shown by Tenant's separate, unconsolidated audited financial statements delivered to Landlord within thirty (30) days after written request from time to time while such self-insurance is in effect (which audited financial statements shall have been issued not more than fifteen (15) months prior to the applicable date). Whenever Tenant elects to self-insure pursuant to this Section 11(b), Tenant shall, for all purposes of this Lease (including Section 11(a) above), be deemed to be carrying the insurance required to be carried by Tenant under this Section 11. Tenant shall notify Landlord in writing when Tenant elects to self-insure pursuant to this Section 11(b) and, if Tenant shall have made such election, Tenant shall notify Landlord when Tenant is not self-insuring at any time thereafter. In addition, during any time that Tenant elects to self-insure as permitted hereunder with respect to the liability insurance required to be carried pursuant to Section 11(a) of this Lease, a third party claims administrator shall perform the claims management and loss adjustment of all claims within the scope of such coverage but for self-insurance.
                  (c) Landlord's Property Insurance. Landlord shall maintain, or cause to be maintained, at its cost and expense but subject to reimbursement as Additional Charges for Operating Expenses throughout the Term, a policy or policies of All Risk or Special Form property insurance insuring the full replacement cost of the Building (exclusive of foundations and excavations). If available, Landlord shall carry earthquake insurance on the Building, and the amount of such insurance policy shall be the greater of (i) Thirteen Million Dollars ($13,000,000.00) or (ii) based on a probable maximum loss as determined from time to time by a reputable structural engineer with experience in evaluating seismic risks of high use office building structures and as selected by Landlord and reasonably satisfactory to Tenant (which probable maximum loss shall in no event be less than 18%) with not less than a five percent (5%) deductible based on the full replacement cost of the Building.
                  (d) Landlord's Liability Insurance.  Landlord, with respect to the Premises, at its cost and expense but subject to reimbursement as Additional Charges for Operating Expenses, shall maintain or cause to be maintained, throughout the Term, a policy or policies of commercial general liability insurance with limits of liability not less than Ten Million Dollars ($10,000,000.00) combined single limit. Such coverage (i) may be provided by a combination of commercial general liability and excess umbrella policies; (ii) shall be issued on an occurrence basis; (iii) all insurance required by this
Section 11 shall be issued by companies having a rating of A minus VIII or better by Best's Insurance Guide; and (iv) may be maintained under a "blanket policy", insuring other parties and other locations, so long as the amount and coverage required to be provided hereunder is not thereby diminished. Landlord shall provide to Tenant certificates of insurance certifying that the policies contain the provisions required hereunder. Landlord's insurance shall provide that the insurer agrees not to cancel or materially amend the policy without at least thirty (30) days prior written notice to all additional insureds or loss payees.
                  (e) Deductibles.  All deductibles  under policies of insurance required to be carried by either party under this Section 11 shall be commercially reasonable under the circumstances, subject to any deductibles specifically set forth in this Section 11.
                  (f)  Waiver;  Subrogation.  To the extent  lawful and  without adversely affecting any insurance carried by such party, Landlord and Tenant each releases and waives any right to recover against the other party for any liability for any loss or damage to property and any other loss or damage to the extent of coverage under any "All Risk" or "Special Form" policy of insurance maintained by such party, irrespective of any negligent act or omission of such other party which may have caused such loss or damage in whole or in part. Each party shall obtain, for the benefit of the other party, from the relevant insurer, if available, a waiver of any right of subrogation which the insurer of such party may acquire against the other party by reason of the payment of any such loss covered by such insurance.
         12.       Waiver; Indemnity.
                  (a)  Except to the  extent  due to the  negligence  or willful misconduct of Landlord and except to the extent otherwise provided in this Lease, Landlord shall not be liable to Tenant or Tenant's agents, employees, contractors and invitees (collectively, "Tenant's Agents") for, and Tenant waives as against and releases Landlord and Landlord's Lender from, all claims for loss or damage to any property or injury, illness or death of any person in, upon or about the Premises and/or any other portion of the Building and the Project, arising at any time and from any cause whatsoever, including such claims caused in whole or in part by the act, omission, or neglect of other tenants, contractors, invitees or other occupants of the Building or Project or their agents or employees. The foregoing waiver and release extends to Landlord's officers, directors, partners, members, employees and agents.
                  (b)  Except to the  extent  due to the  negligence  or willful misconduct of Landlord and subject to Section 11(f), Tenant shall indemnify, defend, protect and hold Landlord harmless of and from any and all loss, liens, liability, claims, causes of action, damage, injury, cost or expense arising out of or in connection with, or related to injury to or death of persons or damage to property occurring or resulting directly or indirectly from (i) the use or occupancy of, or any occurrence in or the conduct of business in, the Premises, and/or (ii) the negligent acts or omissions of Tenant or any of Tenant's Agents in or about any portion of the Project. Tenant's indemnity obligation includes reasonable attorneys' fees and costs, reasonable investigation costs and all other reasonable costs and expenses incurred by Landlord. Landlord shall have the right of reasonable approval of legal counsel proposed by Tenant for defense of any claim indemnified against hereunder or under any other provision of this Lease, except that if such counsel is appointed by an insurance company providing a defense to Landlord and/or Tenant, then such counsel shall be deemed approved by Landlord. The foregoing indemnification shall extend to Landlord's officers, directors, partners and members.
                  (c)  Except to the  extent  due to the  negligence  or willful misconduct of Tenant and subject to Section 11(f), Landlord shall indemnify, defend, protect and hold Tenant harmless of and from any and all loss, liens, liability, claims, causes of action, damage, injury, cost or expense arising out of or in connection with, or related to injury to or death of persons or damage to property occurring or resulting directly or indirectly from (i) the negligent acts or omissions of Landlord, its agents, employees, contractors and invitees, in or about the Premises or any other portion of the Project and (ii) the use, generation, storage, handling, release, transport or disposal by Landlord or Landlord's agents, employees and contractors of any Hazardous Materials in or about the Premises or any other portion of the Project. Landlord's indemnity obligation includes reasonable attorneys' fees and costs, reasonable investigation costs and all other reasonable costs and expenses incurred by Tenant. Tenant shall have the right of reasonable approval of legal counsel proposed by Landlord for defense of any claim indemnified against hereunder or under any other provision of this Lease, except that if such counsel is appointed by an insurance company providing a defense to Landlord and/or Tenant, then such counsel shall be deemed approved by Tenant. The foregoing indemnification shall extend to Tenant's directors, officers, partners, shareholders, members, employees and agents.
                  (d)  Notwithstanding any other provisions in this Lease to the contrary,  including  without  limitation  Section  5(g),  Section 9(d) and this
Section 12, Landlord in no event shall be liable for any consequential or incidental damages, lost profits, lost business or other economic loss, except to the extent due to Landlord's gross negligence or willful misconduct.
                  (e) The  provisions  of this  Section  12  shall  survive  the termination of this Lease with respect to any indemnified obligations occurring prior to such termination. The insurance policy or policies required pursuant to the provisions of Section 11 by their terms shall cover the indemnity obligations of the parties under this Section 12.
                  (f) As used in this  Lease,  "Landlord's  Lender"  at any time shall mean any unaffiliated holder of a mortgage or deed of trust on all or a portion of the Building or any interest therein at such time.
         13.       Compliance With Legal Requirements.
                  (a)  General.  During  the Term of this  Lease,  Tenant,  with respect to the Premises, at its sole cost and expense, shall comply promptly with (i) all laws, statutes, regulations, ordinances, building codes, governmental rules, or requirements now in force or which may hereafter and during the Term be in force, (ii) the requirements of any board of fire underwriters or other similar body now or hereafter constituted, and (iii) any direction or occupancy certificate issued pursuant to any law by any public officer or officers (collectively, "Requirements"), insofar as any of clauses
(i) through (iii) relate to or affect the condition, use or occupancy of the Premises, excluding changes, alterations or improvements not necessitated by Alterations made by or for Tenant pursuant to Section 7. Any such mandated changes, alterations or improvements or other work not necessitated by Alterations made by or for Tenant shall be performed and paid for by Landlord, and the cost thereof shall be subject to inclusion as on Operating Expense to the extent permitted under clause (xiii) of the definition of Operating Expense in Section 3(a) of this Lease. Notwithstanding the foregoing, Tenant agrees and acknowledges that, during the Term, except with respect to Landlord's Work and Tenant's Initial Improvements, for which Landlord shall be responsible to cause compliance with respect only to the elevator lobbies and restrooms located in the Premises, Tenant shall be responsible, at its sole cost and expense, to ensure compliance of the Premises with the Americans with Disabilities Act (the "ADA") and with any and all other codes, rules and regulations, including, without limitation, those relating to life safety issues. The judgment of any court of competent jurisdiction or the admission by Tenant in any action or proceeding against Tenant (whether Landlord be a party thereto or not) that Tenant has violated any law, statute or governmental rule, regulation, or requirement, shall be conclusive of such violation as between Landlord and Tenant.
                  (b)  Landlord's  Compliance.  Notwithstanding  anything to the contrary  provided in Section 13(a) above,  Landlord shall, at its sole cost and expense, perform all work to the Building (excluding the Premises) and to the elevator lobbies and restrooms located in the Premises required by Requirements (including the ADA and those relating to life safety issues) as a result of Tenant's Initial Improvements or Landlord's Work, and Landlord shall not pass such costs to Tenant as Operating Expenses or otherwise. Additionally, and except to the extent required of Tenant in Section 7 and Section 13(a), Landlord shall comply with all Requirements relating to the Building (excluding the Premises) at the time such compliance is required to be performed to the extent that such non-compliance would adversely affect Tenant's use and occupancy of the Premises or preclude Tenant from installing Tenant's Initial Improvements or from installing any other Alterations; and if Landlord has failed to effect such compliance at the time Tenant wishes to perform, or obtain a permit to perform, any Alterations, Landlord shall, at its expense, promptly cause the Building to comply with such Requirements. Any costs expended by Landlord pursuant to this
Section 13(b) shall be subject to inclusion as an Operating Expense to the extent permitted by the terms of Section 3(a). In complying with the ADA or any other applicable building codes during the Term, Landlord shall not reduce the number of toilet or lavatory fixtures existing on any floor comprising a portion of the Premises as of the Term Commencement, provided that Landlord shall have the right in such circumstance to enlarge any restroom area to the extent reasonably necessary to do so.
                  (c)       Environmental Matters.
                           (i) As used herein,  the  following  items shall have
the following meanings:
                                    "Environmental  Activity"  means any actual,
proposed or threatened use, storage, treatment, existence, release, emission, discharge, generation, manufacture, disposal or transportation of any Hazardous Materials from, into, on, under or about the Project, or any other activity or occurrence that causes or would cause any such event to exist.
                                    "Environmental   Requirements"   means   all
present and future federal, state, regional or local laws relating to the use, storage, treatment, existence, release, emission, discharge, generation, manufacture, disposal or transportation of any Hazardous Materials.
                                    "Hazardous  Material"  means at any time any
substances or materials which at such time are classified or considered to be hazardous or toxic under any Environmental Requirement.
                           (ii) Tenant shall not engage in nor knowingly  permit
the occurrence of any Environmental Activity except in the ordinary course of Tenant's business or the use of customary cleaning or office materials and only in compliance with all Environmental Requirements and prudent industry practices. Tenant shall, at its own expense, procure, maintain in effect and comply with all conditions of any and all permits, licenses, and other
governmental  and  regulatory   approvals   required  under  any   Environmental
Requirements for any Environmental Activity by Tenant, including, without limitation, the discharge of (appropriately treated) materials or wastes into or through any sanitary sewer serving the Premises, and upon termination of this Lease shall cause all of its Hazardous Materials to be removed from the Premises in accordance with and in compliance with all applicable Environmental Requirements.
                           (iii) Upon having actual  knowledge  thereof,  Tenant
shall notify Landlord in writing:
                                    (A) promptly of any  regulatory  action that
has been instituted, or threatened by any governmental agency or court with respect to Tenant that relates to any Environmental Activity;
                                    (B)  promptly  of any claim  relating to any
Environmental Activity by Tenant; or
                                    (C)  immediately of any actual or threatened
material release on, under or about the Project of any Hazardous Material, except any Hazardous Material whose discharge or emission is authorized by and in compliance with a permit issued by a federal, state, regional or local governmental agency pursuant to Environmental Requirements.
                          (iv) Tenant shall provide  Landlord with copies of any
communications with federal, state, regional or local governments, agencies or courts with respect to any Environmental Activity or Environmental Requirement relating to the Premises and any communications with any third party relating to any claim made or threatened with respect to any Environmental Activity by Tenant in, on or about the Premises.
                          (v) Tenant shall indemnify,  defend, protect, and hold
Landlord, Landlord's Lender and each of Landlord's members, partners, employees and agents, free and harmless from and against any and all claims, liabilities, penalties, forfeitures, losses or expenses (including reasonable attorneys'
fees) arising from or caused in whole or in part, directly or indirectly, by (A) an Environmental Activity by Tenant; or (B) Tenant's failure to comply with any Environmental Requirement applicable to Tenant or the Premises. Landlord shall have the right of reasonable approval of legal counsel proposed by Tenant for defense of any claim indemnified against hereunder or under any other provision of this Lease, except that if such counsel is appointed by an insurance company providing a defense to Tenant and/or Landlord, then such counsel shall be deemed approved by Landlord. Tenant's obligations under this Section 13(c) shall include, without limitation, all costs of any repair or cleanup, removal or remediation action, or detoxification or decontamination of the Building or Premises, or the preparation and implementation of any closure, remedial action or other plans in connection therewith that are required as a result of any Environmental Activity by Tenant, and shall survive the expiration or earlier termination of the Term of this Lease.
                          (vi)  Landlord  shall not engage in any  Environmental
Activity in the Building (other than an Environmental Activity that is customarily undertaken by owners of office buildings similar to the Building and that are undertaken in accordance with Environmental Requirements) nor shall Landlord authorize or knowingly permit any tenant in or other occupant of the Building or any other person to engage in any Environmental Activity other than in compliance with Environmental Requirements. Landlord shall, as an Operating Expense, procure, maintain in effect and comply with all conditions of any and all permits, licenses, and other governmental and regulatory approvals required under any Environmental Requirements for any Environmental Activity by Landlord, including, without limitation, the discharge of (appropriately treated) materials or wastes into or through any sanitary sewer serving the Building.
                                    (A) Upon having  actual  knowledge  thereof,
Landlord shall notify Tenant in writing:
                                    (B) promptly of any  regulatory  action that
has been instituted, or threatened by any governmental agency or court with respect to Landlord that relates to any Environmental Activity relating to the Building;
                                    (C)  promptly  of any claim  relating to any
Environmental Activity by Landlord in, on or about the Building; or
                          (vii) immediately of any actual or threatened material
release on, under or about the Building of any Hazardous Material, except any Hazardous Material whose discharge or emission is authorized by and in compliance with a permit issued by a federal, state, regional or local governmental agency pursuant to Environmental Requirements.
                          (viii)  Landlord  shall provide  Tenant with copies of
any communications with federal, state, regional or local governments, agencies or courts with respect to any Environmental Activity or Environmental Requirement relating to the Building and any communications with any third party relating to any claim made or threatened with respect to any Environmental Activity by Landlord in, on or about the Building.
                          (ix) Landlord shall indemnify,  defend,  protect,  and
hold Tenant and each of Tenant's partners, employees and agents free and harmless from and against any and all claims, liabilities, penalties, forfeitures, losses or expenses (including reasonable attorneys' fees) to the extent arising from or caused in whole or in part, directly or indirectly, by
(A) an Environmental Activity by Landlord or (B) Landlord's failure to comply with any Environmental Requirement applicable to Landlord in respect to the
Project. Tenant shall have the right of reasonable approval of legal counsel proposed by Landlord for defense of any claim indemnified against hereunder or under any other provision of this Lease, except that if such counsel is appointed by an insurance company providing a defense to Landlord and/or Tenant, then such counsel shall be deemed approved by Tenant. Landlord's obligations under this Section 13(c) shall include, without limitation, all costs of any repair or cleanup, removal or remediation action, or detoxification or decontamination of the Building or Premises, or the preparation and implementation of any closure, remedial action or other plans in connection therewith that are required as a result of any Environmental Activity by Landlord, and shall survive the expiration or earlier termination of the Term of this Lease.
         14.       Assignment And Subletting.
                  (a) Assignment and Subletting.  Except as expressly  permitted pursuant to this Section, Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed, assign this Lease or any interest herein (by operation of law or otherwise), or sublet the Premises or any part thereof, or permit the use or occupancy of the Premises (or any right or privilege appurtenant thereto) by any party other than Tenant. Landlord shall consent or refuse to consent (and in the case of refusal, Landlord shall specify Landlord's reason therefor) to any proposed assignment or sublease within fifteen (15) business days after Tenant's delivery of a written notice requesting approval thereof, together with the information required under Section 14(b) below. If Landlord fails to respond to any proposed assignment or sublease within such fifteen (15) business day period, Tenant shall have the right to deliver to Landlord a notice, which notice shall state in capital letters at the top of such notice: "LANDLORD'S APPROVAL SHALL BE DEEMED TO BE GIVEN IF LANDLORD DOES NOT REFUSE APPROVAL WITHIN FOUR (4) BUSINESS DAYS AFTER LANDLORD RECEIVES THIS NOTICE", and Landlord's failure to consent or to consent within said additional four (4) business day period from Landlord's receipt of such notice shall be deemed Landlord's approval thereof. For purposes hereof, where Tenant is (i) a partnership, a limited liability company or a limited liability partnership, "assignment" shall include a transfer of more than fifty percent (50%) of the equity interest therein or (ii) a corporation "assignment" shall include any (A) merger, consolidation or other reorganization of Tenant, (B) liquidation, dissolution or disposition of all or substantially all of the assets of Tenant or (C) change in ownership of more than fifty percent (50%) of the equity interest therein (except with respect to a corporation whose stock is publicly owned or whose stock will be issued, transferred or sold as part of public offering of stock). Any of the foregoing acts without the consent of Landlord, except as provided below, shall be void and, at the option of Landlord, shall give Landlord the right to terminate this Lease unless such act shall be cured. Notwithstanding any provision of this Lease to the contrary, (I) the merger, consolidation or other reorganization of Tenant and any assignment of this Lease in connection with a sale of all or substantially all of Tenant's assets shall not be deemed to be an assignment of this Lease requiring Landlord's consent, provided that, in each of the foregoing instances, Tenant shall notify Landlord of the occurrence of any event referred to in the preceding sentence, and Tenant, or in the case of a sale of Tenant's assets, Tenant's assignee, continues as an existing entity with substantially the same net worth as the net worth of Tenant immediately prior to such transfer, assignment or subletting, and (II) the sale or transfer of stock of Tenant shall not be considered an assignment of this Lease.

         Notwithstanding any provision of this Lease to the contrary, Tenant shall be permitted, without the consent of, but with written notice to, Landlord, to assign or sublet all or any part of the Premises to any entity controlling, controlled by, or under common control with, Tenant (each, an "Affiliate").

         Without limiting the other instances in which it may be reasonable for Landlord to withhold its consent to an assignment or subletting, Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold its consent to a proposed assignment or subletting in the following instances:

                           (i) in Landlord's reasonable judgment, the use of the
Premises by the proposed assignee or sublessee would violate Section 4 of this Lease;
                           (ii) in Landlord's  reasonable judgment,  in the case
of an assignment, the proposed assignee does not have a net worth of at least Seventy-Five Million Dollars ($75,000,000.00), and, in the case of a sublease, the financial condition of the proposed subtenant is such that it cannot meet its obligations as they come due under the proposed sublease;
                           (iii) Landlord has reasonably  demonstrated to Tenant
that the proposed assignee or sublessee has an unfavorable reputation as a tenant of property;
                           (iv)  Landlord or another  landlord  has  experienced
previous lease defaults by, or is then in litigation as a landlord and as an adverse party against, the proposed assignee or sublessee, and such proposed assignee or sublessee is a tenant in such litigation; and
                           (v)  if  the  use of  the  Premises  by the  proposed
assignee or subtenant will violate any applicable law, ordinance or regulation, or any use permit issued for the use and occupancy of the Premises.
                  (b) Information;  Landlord's  Options. If at any time, or from time to time, during the Term, Tenant desires to assign this Lease or sublet or permit the occupancy or use by another of all or any part of the Premises, except where otherwise permitted without Landlord's consent, Tenant shall give notice to Landlord setting forth the following: (i) the name, address, and type of entity of the proposed assignee, sublessee, occupier or user; (ii) the nature of the business proposed to be carried on in the Premises; (iii) a copy of the proposed assignment or sublease agreement; and (iv) any other documentation or information reasonably requested by Landlord, including financial information covering the proposed assignee, sublessee, occupier or user with respect to such proposed subletting. All such information may be considered by Landlord in making Landlord's permitted determinations hereunder, including the granting or withholding of consent in respect of a proposed assignment or subletting.
                  (c) Assignment or Subletting Conditions.  Subject to the other provisions of this Section 14, Tenant may assign this Lease or sublet such space to any third party on the following conditions:
                           (i) In the  case of a  sublease,  the  same  shall be
subject and subordinate to all of the provisions, terms and conditions of this Lease,
                           (ii) No assignment or sublease  shall be valid and no
assignee or sublessee shall take possession of the Premises assigned or subleased until an executed counterpart of such assignment or sublease, in form and substance satisfactory to Landlord, shall have been delivered to Landlord, and Landlord shall have expressly consented thereto in writing,
                           (iii) No assignee or  sublessee  shall have a further
right to assign or sublet, except with Landlord's prior written consent which shall not be unreasonably withheld, conditioned or delayed, as provided in this
Section 14,
                           (iv) An amount  equal to fifty  percent  (50%) of all
sums or other economic consideration actually received by Tenant as a result of such assignment or subletting to any entity which is not (A) an Affiliate, (B) a successor by merger, consolidation, other reorganization or an assignment to a person to which Tenant has sold all or substantially all of Tenant's assets, or
(C) a Business Partner (as hereinafter defined), however denominated (whether as consideration for the assignment, rentals under a sublease, or otherwise), which exceed in the aggregate the total sums which Tenant is obligated to pay Landlord under this Lease, after deducting Tenant's actual out-of-pocket costs of such assignment or subletting, including without limitation, Tenant's reasonable architectural, engineering and legal fees, brokerage commissions, free rent or other economic concessions, construction costs and cost of rent for any actual construction period not exceeding sixty (60) days, and attorney's fees of Landlord payable pursuant to Section 14(e), and which total costs shall be deducted by Tenant and fully recovered before sharing the same with Landlord, prorated to reflect obligations allocable to that portion of the Premises subject to such assignment or sublease, shall be payable to Landlord as Additional Charges under this Lease without affecting or reducing any other obligations of Tenant hereunder.
                  (d) Primary Liability.  Regardless of Landlord's  consent,  no subletting or assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rental and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rental by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignees of Tenant or any successor in interest of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignments of this Lease or sublettings or amendments to this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto, and such action shall not relieve Tenant of liability under this Lease, provided that Tenant's liability under this Lease shall be no greater than it would have been but for such amendment.
                  (e)  Attorneys'  Fees.  If Tenant shall request the consent of
Landlord to any assignment or subletting, then Tenant shall pay Landlord's actual out-of-pocket and reasonable attorneys' fees incurred in connection with the review of the assignment or sublease instrument.
                  (f)  Conflicting  Provisions.  The  provisions of this Section shall prevail and govern over any conflicting provision in any assignment or subletting to which Landlord gives written consent. Any modification of the terms of this Lease as between Tenant and Sublessee will not be binding on Landlord.
                  (g) Brokerage.  Tenant shall save, indemnify and hold Landlord harmless from any and all claims for real estate brokerage of persons claiming by or through Tenant arising from any assignment or subletting.
                  (h) Use or Occupancy  by  Affiliates  and  Business  Partners.
Notwithstanding any provision of this Lease to the contrary, Tenant shall be permitted from time to time to allow its Affiliates to use or occupy all or any portion of the Premises without obtaining Landlord's consent and without notice to Landlord. In addition, Tenant shall be permitted from time to time to allow entities with whom Tenant has an ongoing contractual relationship with regard to the conduct by such entity of a portion of Tenant's financial services business (each, a "Business Partner", and collectively, "Business Partners"), to use or occupy one or more portions of the Premises, provided that, (i) the aggregate amount of space in the Premises to be occupied by all such Business Partners shall be less than 22,116 rentable square feet, (ii) such occupancies shall be for a period of time less than one (1) year in duration and (iii) Tenant notifies Landlord in advance of each such occupancy, which notice shall include the identity of such Business Partner, the number of rentable square feet and location of the portion of Premises to be occupied by such Business Partner and the commencement and duration of such occupancy. In the event that any Affiliate and/or Business Partner shall use or occupy any portion of the Premises, each such Affiliate and/or Business Partner shall be subject to all terms and conditions of this Lease, including, without limitation, Section 4 hereof.
         15.       Rules.
                  Landlord  shall have the right to implement  reasonable  rules and regulations for the Building and/or the Project at any time during which Tenant shall not be the sole office tenant in the Building. In addition, Landlord shall have the right to implement reasonable rules and regulations for the Building and/or the Project upon Tenant's subletting of any portion of the Premises, provided that any such rules and regulations shall be subject to Tenant's approval, which shall not be unreasonably withheld, conditioned or delayed. Tenant shall faithfully observe and comply with such rules and regulations and all reasonable modifications thereof and reasonable additions thereto from time to time promulgated in writing by Landlord, after notice thereof given in accordance with Section 33 of this Lease. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the Building of any of said rules and regulations, provided that Landlord shall apply, enact and enforce the rules and regulations in its good faith discretion and a non-discriminating fashion. If there shall be any conflict or inconsistency between the provisions of this Lease or any of the rules and regulations, the provisions of this Lease shall prevail.
         16.       Entry By Landlord.
                  (a)  Landlord  may  enter  the  Premises   (other  than  areas
reasonably designated by Tenant in a notice to Landlord as constituting "Secure Areas") and common areas as to which Tenant has exclusive use pursuant to
Section 4, at reasonable hours during normal business hours on at least twenty-four (24) hours' prior notice to Tenant (except as otherwise specifically provided in clause (iv) below or in emergencies, in which case Landlord shall give Tenant such notice, if any, as shall be reasonable under the circumstances), to (i) inspect the same (other than Secure Areas), (ii) exhibit the same (other than Secure Areas) to prospective purchasers or lenders of the Building or Project, or during the last eighteen (18) months of the Term, to prospective tenants, (iii) determine whether Tenant is complying with all its obligations hereunder, (iv) with no prior notice, supply janitor service and with notice for any other service required or permitted to be provided by Landlord to Tenant hereunder, (v) post notices of non-responsibility where Tenant has notified Landlord that, or Landlord otherwise is aware that, Tenant will perform work (vi) to the extent permitted or required by this Lease, make repairs in the Premises (vii) make repairs and improvements to any Building Systems, including the installation of pipes and conduits in the plenum and
(viii) where it is impractical to do so without entering the Premises, make repairs, alterations or improvements to any portion of the Building other than the Premises, provided that (A) the entrances to the Premises shall not be blocked thereby or access impaired, (B) Tenant's ability to conduct its business in the Premises is not unreasonably impaired or interfered with, and (C) Tenant shall have the right to have a representative accompany Landlord during any such entry, except in case of emergency, where notice to Tenant is not reasonable under the circumstances, or in case of clause (iv) above. In addition to the foregoing, Landlord and third parties leasing space on the roof of Building (and their respective contractors) shall have the right to enter the common areas of the Building during Tenant's normal business hours (except in case of emergency in which case such entry may be made at any time) and upon compliance with Tenant's reasonable security procedures for purposes of access to the roof in order to install, test, maintain and remove equipment located on the roof.
                  (b) Without limiting the foregoing,  Landlord may, at any time or from time to time  during  the Term and  subject  to the  provisions  of this
Section 16, perform substantial renovation work in and to the Building or the Building Systems (which work may include, but need not be limited to, the repair or replacement of the Building's exterior facade, exterior window glass, elevators, electrical systems, air conditioning and ventilating systems, plumbing system, telecommunications system, common hallways, or lobby), any of which work may require access to the same from within the Premises. If Landlord needs to shut down a Building System, Landlord shall give Tenant at least thirty
(30) days' notice (other than in the event of an emergency, in which case Landlord shall give Tenant such notice, if any, as shall be reasonable under the circumstances), which notice shall also set forth the estimated duration of such shutdown. Tenant agrees that (i) Landlord shall have access to the Premises (except Secure Areas) at all reasonable times during business hours, upon not less than twenty-four (24) hours' prior notice, and otherwise subject to the provisions of this Section 16(b), for the purpose of performing such work, and
(ii) except as otherwise provided in this Lease, Landlord shall incur no liability to Tenant, nor shall Tenant be entitled to any abatement of rent on account of any noise, vibration, or other disturbance to Tenant's business at the Premises (provided that (A) the entrances to the Premises shall not be blocked thereby or access impaired, and (B) Tenant's ability to conduct its business in the Premises is not unreasonably impaired or interfered with, and
(C) Tenant shall have the right to have a representative accompany Landlord during any such entry) which shall arise out of said access by Landlord or by the performance by Landlord of the aforesaid renovations at the Building. Landlord shall use reasonable efforts (which may include an obligation to employ labor at overtime rates) to avoid disruption to Tenant's business during any such entry upon the Premises by Landlord. Landlord shall promptly repair any damage caused by its entry in the Premises and restore the same to the condition existing immediately preceding Landlord's entry.
                  (c) Subject to Landlord's  compliance  with the  provisions of
Sections 16(a) and (b), Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy of the Premises or any other loss occasioned by any such entry or entries made by Landlord pursuant to any of the foregoing. Landlord shall at all times have and retain keys with which to unlock all of the doors in, on or about the Premises, excluding Tenant's vaults, safes and Secure Areas. Alternatively, Tenant may use a card key system on all locks for all of the doors in, upon or about the Premises, provided that Landlord shall be provided by Tenant with a reasonable number of card keys for access consistent with the preceding sentence. Landlord shall have the right to use any and all means which Landlord may deem proper to open any doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises, or any portion thereof, provided that Landlord shall use reasonable care in entering the Premises. Keys and card keys retained by Landlord hereunder shall be used solely for access to the Premises for any purpose permitted under this Section 16 and for access to the Premises in cases of an emergency, including entry by Landlord's security personnel. Landlord shall establish, and use commercially reasonable efforts to enforce, procedures to ensure that any such keys are maintained  in  the  exclusive  possession  and  control  of  Landlord  and  its designated representatives and are not lost or copied. When not in use, keys retained by Landlord hereunder shall be kept in the office of the chief engineer of the Building, janitorial supervisor's office and/or fire control center.
                  (d) Any work performed or installations  made pursuant to this
Section 16 shall be made with reasonable diligence and otherwise pursuant to Sections 9(b) and (e).
         17.       Events Of Default.
                  The occurrence of any one or more of the following  events (an
"Event of Default") shall constitute a breach of this Lease by Tenant: (a) if Tenant shall fail to pay any installment of Base Rent or Additional Charges on account of Real Estate Taxes and Operating Expenses when and as the same becomes due and payable, and such failure shall continue for more than five (5) business days following notice from Landlord to Tenant of such failure (except that if Landlord has notified Tenant in writing on two occasions during the twelve (12) months immediately preceding the due date that Tenant has failed to pay any installment of Base Rent or Additional Charges on account of Real Estate Taxes and Operating Expenses on the due date, then the failure to pay such Base Rent or Additional Charges on account of Real Estate Taxes and Operating Expenses on the due date shall constitute an Event of Default); or (b) if Tenant shall fail to pay any other Additional Charges when and as the same becomes due and payable and such failure shall continue for more than ten (10) days after Landlord shall have given Tenant written notice of such default; or (c) if Tenant shall default in the performance or observance of any other term hereof, and within thirty
(30) days following written notice from Landlord to Tenant of such default, Tenant shall have failed to cure such default, or if the nature of such default is such that it cannot reasonably be cured within such 30 day period, Tenant shall not within such 30 day period have commenced with prompt diligence the curing of such default, or, having so commenced, shall thereafter have failed to prosecute with prompt diligence the curing of such default; or (d) if Tenant shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a petition in bankruptcy, or shall be adjudicated a bankrupt or as insolvent, or shall file a petition in any proceeding seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future statute, law, or regulation, or shall file an answer admitting, or fail to protest timely the material allegations of a petition filed against it in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver, or liquidator of Tenant or any material part of its properties; or (e) if within sixty (60) days after the commencement of any proceeding against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future statute, law, or regulation, such proceeding shall not have been dismissed, or if, within sixty (60) days after the appointment without the consent or acquiescence of Tenant, of any trustee, receiver, or liquidator of Tenant or of a substantial part of its properties, such appointment shall not have been vacated; or (f) if this Lease or any estate of Tenant hereunder shall be levied upon under any attachment or execution and such attachment or execution is not vacated within sixty (60) days; or (g) if Tenant shall abandon the Premises or be dispossessed by process of law or otherwise.
         18.       Landlord's Right To Terminate.
                  If an Event of Default  shall occur,  then, in addition to any notice required to be given by Landlord pursuant to Section 17, Landlord at any time thereafter may give a written termination notice to Tenant (the "Termination Notice"), and on the date specified in such notice (which shall be not less than ten (10) days after the giving of such notice, which notice shall constitute the notice required for all statutory purposes) Tenant's right to possession shall terminate, unless on or before such date all delinquent rent and all other sums payable by Tenant under this Lease and all costs and expenses incurred by or on behalf of Landlord hereunder shall have been paid by Tenant and all other breaches of this Lease by Tenant at the time existing shall have been fully remedied to the satisfaction of Landlord. Landlord may remove all persons and property located therein and hold, administer and dispose of any or all of such properties in accordance with applicable California law, including California Civil Code Section 1980 et seq. and California Code of Civil Procedure Section 1174. Landlord may do all things Landlord deems necessary in order to relet the Premises, including, without limitation any alterations, repair and/or restoration of the Premises. Upon such termination, Landlord may recover from Tenant: (a) the worth at the time of award of the unpaid rental which had been earned at the time of termination; (b) the worth at the time of award of the amount by which the unpaid rental which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (c) the worth at the time of award of the amount by which the unpaid rental for the balance of the Term of this Lease after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and (d) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in clauses (a) and (b) above is computed by allowing interest at the highest rate legally permitted under applicable law. The "worth at the time of award" of the amount referred to in clause (c) above is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Notwithstanding any other provisions hereof, any efforts by Landlord to mitigate damages caused by Tenant's breach of this Lease shall not constitute a waiver of Landlord's right to recover damages hereunder and shall not affect the right of Landlord to indemnification pursuant to the provisions of Section 12 hereof.
         19.       Continuation Notwithstanding Default.
                  In the event that Tenant  breaches this Lease and abandons the
Premises, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover the rental as it becomes due under this Lease. Landlord's remedies shall include, without limitation, the remedy described in California Civil Code Section 1951.4 (Landlord may continue the Lease in effect after Tenant's breach and abandonment and recover rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations). Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon the initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession.
         20.       Additional Remedies.
                  The remedies provided for in this Lease are in addition to any other  remedies  available  to  Landlord  at  law or in  equity  by  statute  or otherwise.
         21.       Landlord's Right To Cure Defaults.
                  Except as otherwise  provided under this Lease, all agreements and provisions to be performed by Tenant under any of the terms of this Lease shall be at its sole cost and expense and without any abatement of rental. If Tenant shall fail to pay any sum of money required to be paid by it hereunder, other than Base Rent and Additional Charges for Real Estate Taxes and Operating Expenses, or shall fail to perform any other act on its part to be performed hereunder and such failure shall continue for a period of ten (10) days after notice thereof by Landlord (except in the event of a default which Landlord reasonably determines to pose a risk of imminent harm to person or property, in which event Landlord shall have the right to act immediately), Landlord may, but shall not be obligated to do so, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as in this Lease provided. All sums so paid by Landlord and all necessary incidental costs shall be deemed Additional Charges hereunder and shall be payable to Landlord within thirty (30) days following Landlord's demand therefor, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of Base Rent.
         22.       Litigation Expenses.
                  If either party brings any legal action or proceeding  against the other (including any cross-complaint, counterclaim or third party claim) to enforce or interpret this Lease or otherwise arising out of this Lease, the prevailing party in such action or proceeding shall be entitled to its costs and expenses of suit and enforcing the judgment awarded to it, including reasonable attorneys' fees.
         23.       Eminent Domain.
                  If any part of the Premises  shall be taken as a result of the exercise of the power of eminent domain, this Lease shall terminate as to the part of the Premises so taken as of the date of taking, and either Landlord or Tenant shall have the right to terminate this Lease as to the balance of the Premises remaining after a partial taking by written notice to the other within sixty (60) days after such date, provided, however, that a condition to the exercise by Tenant of such right to terminate shall be that such partial taking shall be to such extent and nature as to substantially and permanently handicap, impede, or impair the conduct of Tenant's business therein. If all of the Premises are taken as a result of the exercise of the power of eminent domain, this Lease shall terminate upon the date of taking. If any part of the Building (other than the Premises) shall be taken as a result of the exercise of the power of eminent domain, which renders the operation of the remaining portion of the Building economically infeasible, as determined by Landlord in its reasonable discretion, Landlord shall have the right to terminate this Lease by written notice to Tenant within thirty (30) days from the date of such taking; in the event that Landlord does not so elect, this Lease shall continue in full force and effect, provided that Tenant is afforded continuous access to the Premises. Landlord agrees to refund to Tenant any Base Rent and Additional Charges for Real Estate Taxes and Operating Expenses previously paid for any period of time subsequent to such date of termination. Tenant agrees to pay to Landlord any Base Rent and Additional Charges accrued and unpaid as of such date of termination.
         Landlord shall be entitled to any and all compensation, damages, income, rent, awards, or any interest therein whatsoever which may be paid or made in connection with any exercise of the power of eminent domain, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease or otherwise, except that Tenant shall be entitled to any separate award made in favor of Tenant covering Tenant's trade fixtures and relocation expenses. In the event of a partial taking of the Premises which does not result in a termination of this Lease, the Base Rent and Additional Charges for Operating Expenses and Real Estate Taxes thereafter to be paid shall abate in proportion to that portion of the Premises that is taken as a result of the exercise of the power of eminent domain, and Landlord, at Landlord's expense, shall undertake such improvements in and about the Premises so as to make any affected portion of the Premises a self-contained unit.
         It is understood and agreed that the foregoing provisions of this Section are intended to and do fully define and set forth the respective rights and obligations of the parties in the event of a taking of the Premises or a part thereof, including without limitation the circumstances under which this Lease shall or may be terminated, and the disposition of any proceeds of any insurance or award, and Landlord and Tenant each expressly waives the benefit and effect of any rights and/or obligations whether purporting to arise by law, by governmental order, under any insurance contract, or otherwise (including the provisions of the California Code of Civil Procedure ss.1265.130), which are inconsistent with the rights and obligations set forth herein.
         For purposes hereof the "date of taking" shall be deemed to be the date that physical possession of the property taken is delivered to the condemning authority.
         24.       Subordination.
                  Concurrent  with the  execution  of this Lease,  Landlord  and
Tenant shall execute, acknowledge and deliver a subordination, non-disturbance and attornment agreement in the form attached hereto as Exhibit J (the "SNDA"), and, in the event that Landlord's Lender has not executed and delivered the SNDA on or before such date, Landlord shall use its reasonable efforts to obtain from Landlord's Lender as soon as possible thereafter the SNDA executed and acknowledged by Landlord's Lender. In the event Landlord fails to deliver to Tenant an original counterpart of the SNDA executed and acknowledged by Landlord's Lender within fifteen (15) days after the date of this Lease, Tenant shall have the option to terminate this Lease by and effective upon five (5) business days' written notice delivered to Landlord, provided that if Landlord delivers to Tenant such SNDA executed and acknowledged by Landlord's Lender prior to the expiration of such five (5) business day period, such notice of termination shall be void and of no further force or effect and this Lease shall continue in effect, subject to the terms and conditions hereof.
         Subject to the foregoing, this Lease shall be subject and subordinate at all times to (i) all ground or underlying leases which may hereafter be executed affecting the Building and (ii) the liens of all mortgages and deeds of trust hereafter placed on or against the Building or on or against Landlord's interest or estate therein or on or against all such ground or underlying leases, all without the necessity of having further instruments executed on the part of Tenant to effect such subordination; provided, however, that any such future subordination of this Lease shall be conditioned upon concurrent delivery to Tenant of a subordination, non-disturbance and attornment agreement on such future lender's or ground lessor's standard form, which Tenant hereby covenants to execute as long as such agreement contains terms consistent with the provisions of the SNDA and is otherwise consistent with then customary industry and commercially reasonable practices of institutional encumbrancers. Notwithstanding the foregoing, any such lender or ground lessor shall have the right by written notice to Tenant, to subordinate its deed of trust, mortgage or ground lease, as applicable, to this Lease, and upon such notice, this Lease shall be deemed prior to such deed of trust, mortgage or ground lease. Tenant agrees to execute and deliver upon demand such further instruments evidencing such subordination of this Lease to such ground or underlying leases, and to the liens of any such mortgages or deeds of trust, as may be requested by Landlord and/or in such form as is reasonably required by such future lessor or lender, respectively (including provisions waiving as against lender claims of, and giving to lender notice of and the right to cure, Landlord defaults under the Lease).
         Landlord authorizes Tenant to comply with any notice from Landlord's Lender directing Tenant to forward all future rents and other sums payable by Tenant under the Lease to such address specified in any such notice from Landlord's Lender. In no event shall Tenant be charged by Landlord for, or be required by Landlord to incur any costs for, or in connection with, the execution or delivery of any SNDA (except for Tenant's own legal expenses), and Landlord shall not pass through as an Operating Expense any cost paid or incurred by Landlord in connection therewith.
         Landlord  warrants and  represents  that as of the date  hereof,  there exist no liens or encumbrances on the Building, the Project or the Premises superior to this Lease (other than liens for Real Estate Taxes) and the lien of a deed of trust in favor of Universal American Mortgage Company of California, which if enforced or foreclosed would result in the termination of this Lease.
         25.       No Merger.
                  The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and, at the option of Landlord, either shall operate (a) to terminate all or any existing subleases or subtenancies under the Lease or (b) as an assignment to Landlord of any or all such subleases and subtenancies.
         26.       Sale.
                  If the original Landlord hereunder,  or any successor owner of the Building, shall sell or convey the Building, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease accruing thereafter shall terminate, provided that the transferee shall have assumed all liabilities and obligations thereafter accruing, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner.
         27.       Estoppel Certificates.
                  (a) Tenant shall execute, acknowledge and deliver to Landlord, within ten (10) business days following request by Landlord, a certificate certifying (i) that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and stating the date and nature of each modification), (ii) the date, if any, to which rental and other sums payable hereunder have been paid, (iii) that no notice has been received by Tenant of any default which has not been cured, except as to defaults specified in said certificate and (iv) such other matters as may be reasonably requested by Landlord or Landlord's Lender. Any such certificate may be relied upon by any prospective purchaser, mortgagee, or beneficiary under any deed of trust on the Building or any part thereof.
                  (b) Landlord shall execute, acknowledge and deliver to Tenant, within ten (10) business days following request by Tenant a certificate certifying (i) that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and stating the date and nature of each modification), (ii) the date, if any, to which rental and other sums payable hereunder have been paid, (iii) that no notice has been received by Landlord of any default which has not been cured, except as to defaults specified in said certificate and (iv) such other matters as may be reasonably requested by Tenant or Tenant's assignee or sublessee. Any such certificate may be relied upon by any prospective assignee of this Lease or sublessee of all or a portion of the Premises.
         28.       No Light, Air, Or View Easement.
                  Any  diminution  or  shutting  off of light air or view by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease or impose any liability on Landlord, provided that Landlord shall not cause the construction of any building in the Project which will shut off light or air to, or view from, the Building.
         29.       Holding Over.
                  (a) General.  If, without objection by Landlord,  Tenant holds possession of any portion of the Premises after expiration of the Term of this Lease, Tenant shall become a tenant from month to month upon the terms, conditions and provisions herein specified but at a monthly rental equivalent to one hundred and twenty-five percent (125%) of the then prevailing fair market month-to-month rental for the Premises as reasonably determined by Landlord but in no event less than the Base Rent and Additional Charges for Operating Expenses and Real Estate Taxes being paid by Tenant in the last month of the Term of this Lease, payable in advance on or before the first day of each month.
                  (b) Single Floor or Contiguous Floors. Notwithstanding Section
29(a) above, in the event that Tenant shall hold possession of (i) all or any portion of a single floor of the Premises or (ii) all or any portion of a number of contiguous floors of the Premises, then Tenant shall become a tenant from month to month, with respect only to such single floor or contiguous floors of the Premises (and not the entire Premises), as the case may be, on the terms, conditions and provisions herein specified but at a monthly rental equivalent to one hundred and twenty-five percent (125%) of the then prevailing fair market month-to-month rental for such floor or contiguous floors, as the case may be, of the Premises as reasonably determined by Landlord but in no event less than the Base Rent and Additional Charges for Operating Expenses and Real Estate Taxes being paid by Tenant in the last month of the Term of this Lease for such floor or contiguous floors of the Premises, as the case may be, payable in advance on or before the first day of each month. Each party shall give the other notice at least one month prior to the date of termination of such monthly tenancy of its intention to terminate such tenancy.
         30.       Abandonment.
                  If Tenant shall vacate, abandon, or surrender the Premises, or be dispossessed by process of law or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord, except such property as may be mortgaged to Landlord.
         31.       Surrender.
                  Tenant  shall  at the  end of the  Term  hereof  surrender  to
Landlord the Premises and all alterations, additions and improvements thereto in good order and condition, ordinary wear and tear and damage by fire, earthquake, other casualty, act of God, or the elements excepted. Subject to Landlord's right to require removal pursuant to Section 7 hereto, all improvements installed in the Premises by Tenant, shall, without compensation to Tenant, then become Landlord's property free and clear of all claims to or against them by Tenant or any third person claiming through Tenant, and Tenant shall defend and indemnify Landlord against all liability and loss arising from such claims.
         In the event that Tenant at any time shall lease a portion, but not all, of the Premises for any reason, including, without limitation, pursuant to
Section 2(a), Section 10(g), Section 23, Section 29 or Section 36, Tenant agrees to execute, within ten (10) business days of the expiration or other termination of the Lease with respect to any floor or floors of the Premises, an amendment to this Lease in a form reasonably satisfactory to Landlord and Tenant relinquishing Tenant's exclusive access to any common areas of the Building, including, without limitation, elevators, as well as Tenant's rights to install and maintain Building security systems pursuant to Section 39 (other than in the Premises).
         32.       Waiver.
                  The waiver by either party of any term, agreement,  condition, or provision herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, agreement, condition, or provision herein contained, nor shall any custom or practice which may grow between the parties in the administration of the terms hereof be construed to waive or to lessen the right of such party to insist upon the performance by the other party in strict accordance with said terms. The subsequent acceptance of Base Rent or Additional Charges hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, agreement, condition, or provision of this Lease, other than the failure of Tenant to pay the particular Base Rent or Additional Charges so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Base Rent or Additional Charges.
         33.       Notice.
                  All notices and demands  provided in this Lease to be given or made or sent, or which may be given or made or sent by one party to another party, and all other writings to be given or made or which may be given or made by one party to the other, shall be given by hand delivery, reputable overnight courier or United States mail, registered or certified, postage prepaid, return receipt required, and addressed to such party at the address specified in the Basic Lease Information, or to such other place as such party may from time to time designate in a notice to the other party or parties. Any notice given in accordance with this Section 33 shall be deemed to have been given (a) on the date of hand delivery if sent by hand delivery or (b) on the date of actual delivery (or refusal thereof), as shown on the return receipt or other delivery record if sent by any other means permitted hereunder. Landlord shall have the right to serve any and all dispossessory or distraint proceedings and notices in any manner permitted by law.
         34.       Complete Agreement.
                  There  are no oral  agreements  between  Landlord  and  Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements, and understandings, if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease. There are no representations between Landlord and Tenant other than those contained in this Lease, and all reliance with respect to any representations is solely upon such representations.
         35.       Corporate Authority.
                  (a) If  Tenant  signs as a  corporation,  each of the  persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in California, that the corporation has full right and authority to enter into this Lease, and that the person(s) signing on behalf of the corporation were authorized to do so. Upon Landlord's request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing covenants and warranties.
                  (b) Each  person  executing  this Lease on behalf of  Landlord does hereby covenant and warrant that Landlord is a duly authorized and existing limited liability company, that Landlord has and is qualified to do business in California, that Landlord has full right and authority to enter into this Lease, and that such person signing on behalf of Landlord is authorized to do so. Upon Tenant's request, Landlord shall provide Tenant with evidence reasonably satisfactory to Tenant confirming the foregoing covenants and warranties.
         36.       Options to Extend.
                  Tenant shall have the option to extend this Lease with respect to all or a portion of the Premises for two additional consecutive terms (each, an "Extension Period"), in accordance with the terms of this Section 36.
                  (a)  First  Extension  Options.  Upon  the  expiration  of the initial Term of this Lease, Tenant shall have the right to exercise either of the following extension options (collectively, the "First Extension Options"):
                           (i) Tenant shall have the option to extend this Lease
with respect the entire Premises, for a term commencing May 1, 2018 and ending
                                    (A) with  respect  to floors  three  through
seven of the Building and that designated portion of the Garage being shown as "Area A" on Exhibit K, on April 30, 2023;
                                    (B) with  respect  to floors  eight  through
twelve of the Building and that designated portion of the Garage being shown as "Area B" on Exhibit K, on April 30, 2024;
                                    (C) with  respect to floors two and thirteen
through the Penthouse of the Building, the Crossover Space and that designated portion of the Garage being shown as "Area C" on Exhibit K, on April 30, 2025; and otherwise upon the same terms and conditions as this Lease except for Base Rent (the "Entire Premises Extension Option"); or
                           (ii)  Tenant  shall  have the  option to extend  this
Lease with respect to either (A) floors two through eight of the Building or (B) floors two through nine of the Building, in either case for a term commencing May 1, 2018 and ending on April 30, 2025, and otherwise upon the same terms and conditions as this Lease except for Base Rent (the "Partial Premises Extension
Option"). In the event that Tenant exercises the Partial Premises Extension Option, Tenant shall have the additional option to extend this Lease with respect to those portions of the Garage and/or Crossover Space being shown as the "Garage Premises" and "Crossover Premises", respectively, on Exhibit L, for a term commencing May 1, 2018 and ending on April 30, 2025, and otherwise upon the same terms and conditions as this Lease except for Base Rent.
                  (b) Second Extension Options.  Provided that Tenant shall have exercised either of the First Extension Options, upon the expiration of the first Extension Period, Tenant shall have the right to exercise either of the following additional extension options (collectively, the "Second Extension Options"):
                           (i) If Tenant  shall have  previously  exercised  the
Entire Premises Extension Option, then Tenant shall have the right:
                                    (A)  to  further   extend  this  Lease  with
respect to the entire Premises for a Term commencing, as to each respective floor of the Premises, on the date immediately following the final day of the first Extension Period with respect to such floor, and ending on the date seven
(7) years from such date, and otherwise upon the same terms and conditions as this Lease except for Base Rent; or
                                    (B)  to  further   extend  this  Lease  with
respect to either (I) floors two through eight of the Building or (II) floors two through nine of the Building, in either case for a Term commencing, as to each respective floor of the Premises, on the date immediately following the final day of the first Extension Period with respect to such floor, and ending on April 30, 2032, and otherwise upon the same terms and conditions as this Lease except for Base Rent. In the event that Tenant further extends this Lease as set forth in this Section 36(b)(i)(B), Tenant shall have the additional option to extend this Lease with respect to those portions of the Garage and/or Crossover Space being shown as the "Garage Premises" and "Crossover Premises", respectively, on Exhibit L, for a term coterminous with the term of the Second Extension Option being exercised pursuant to this Section 36(b)(i)(B), and otherwise upon the same terms and conditions as this Lease except for Base Rent.
                           (ii) If Tenant shall have  previously  exercised  the
Partial Premises Extension Option, then Tenant shall have the right to further extend this Lease with respect to the same such floors of the Building with respect to which Tenant shall have previously exercised the Partial Premises Extension Option, for a term commencing May 1, 2025 and ending on April 30, 2032, and otherwise upon the same terms and conditions as this Lease except for Base Rent. In addition, in the event that Tenant shall have previously exercised its option to extend this Lease with respect to a portion of the Garage and/or to a portion of the Crossover Space in connection with its exercise of the Partial Premises Extension Option, then Tenant shall have the right to further extend this Lease with respect to the same such portion or portions, as the case may be, of the Premises for a term commencing May 1, 2025 and ending on April 30, 2032, and otherwise upon the same terms and conditions as this Lease except for Base Rent.
                  (c) Conditions. Notwithstanding any of the foregoing, Tenant's right to exercise any of the Extension Options shall be subject to the following conditions:
                           (i) At the time of  exercising  each  such  Extension
Option, Tenant shall occupy, and shall not have assigned or sublet more than one-half of the aggregate rentable area then constituting the Premises.
                           (ii) Each Extension Option shall be exercised,  if at
all, by written notice of exercise given to Landlord by Tenant not more than thirty-six (36) months nor less than eighteen (18) months prior to the expiration date of this Lease, as extended, if applicable. Such notice, once so given, shall not be withdrawn or rescinded by Tenant. Tenant hereby expressly acknowledges and agrees that time is of the essence for purposes of notice of exercise of such option and that Tenant's failure to do so within the time period set forth above will relieve Landlord of any obligation under this
Section 36.
                           (iii)    Anything     herein    to    the    contrary
notwithstanding, if, on the date Tenant exercises the Extension Option, (a) an Event of Default shall have occurred and be continuing under this Lease, (b) any monetary default not constituting an Event of Default exists under the Lease, or
(c) Tenant shall have made a general assignment for the benefit of creditors, shall have admitted in writing its inability to pay its debts as they become due, shall have filed a petition in bankruptcy, or been adjudicated a bankrupt or as insolvent, shall have filed or had filed against it a petition in any proceeding seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future statute, law, or regulation, or shall have sought or suffered the appointment of any trustee, receiver, or liquidator of Tenant or any material part of its properties, or this Lease or any estate of Tenant hereunder shall have been levied upon under any attachment or execution, then Landlord shall have, in addition to all of Landlord's other rights and remedies provided in this Lease, the right to terminate such Extension Option upon notice to Tenant and this Lease shall thereafter terminate in accordance with its terms as if such Extension Option were never exercised, provided, that, in the event that a monetary default not constituting an Event of Default by Tenant exists under the Lease at the time Tenant exercises the Extension Option, Landlord shall so notify Tenant within ten (10) days of receiving Tenant's notice of exercise of such Extension Option that Landlord is terminating such Extension Option. If Landlord fails to so notify Tenant, then Tenant's Extension Option shall be valid and effective notwithstanding that Tenant was in monetary default not constituting an Event of Default on the date of exercising the Extension Option. Nothing in this Section 36(c)(iii) shall preclude Tenant from exercising its Extension Option after Tenant cures a default under clause (b) of the first sentence hereof if the conditions set forth in Section 36(c)(ii) are satisfied.
                           (iv) The  Base  Rent  payable  during  any  Extension
Period shall be an amount equal to the greater of the Base Rent payable for the last month of the Term of the Lease immediately preceding the commencement of such Extension Period or one hundred percent (100%) of the Prevailing Market Rent (as hereinafter defined), which greater amount shall be prorated on a rentable square foot basis as necessary in the event that the Extension Option shall be exercised with respect to a portion, but not all, of the Premises. "Prevailing Market Rent" shall mean such net rents as constitute the prevailing net rents agreed to be paid generally by new and renewing tenants, which tenants are strong credit tenants which occupy a minimum of 100,000 square feet in other comparable buildings in the south of Market Street, San Francisco financial district (collectively, "Comparable Tenants"), for comparable space and for comparable terms pursuant to new leases entered into by such other tenants on or about the commencement of the relevant Extension Period. Determination of Prevailing Market Rent shall take into consideration all relevant lease terms, effective rental rates, the Additional Charges for Real Estate and Operating Expenses being paid by Tenant at the commencement of the relevant Extension Period, building identification and signage, any tenant concessions (any such concessions to include, without limitation, free rent, tenant improvement allowances, construction time, leasing commissions paid to tenants' brokers, lease assumptions and relocation allowances), location of floors within the Building in the case of a partial exercise, and other economic factors being obtained by such other Comparable Tenants. In the event that the prevailing market for leases to Comparable Tenants includes any tenant concessions, Landlord shall either make comparable concessions to Tenant or reduce Tenant's Base Rent by the amount required to fully amortize the aggregate amount of such concessions over the term of the relevant Extension Period at Landlord's then cost of funds (or, in the event that Landlord does not borrow funds, the Effective Rate).
                           (v)  The  parties  shall  attempt  in good  faith  to
mutually determine Prevailing Market Rent for the purposes of determining the Base Rent payable during an Extension Period. If they do so, such rental as so determined shall be the rental for such Extension Period. If they are unable to do so within thirty (30) days after Landlord's receipt of Tenant's notice of exercise of any Extension Option, either party hereto shall have the right to elect to arbitrate the determination of Prevailing Market Rent in accordance with the terms set forth in this Section 36. To the extent that arbitration has not been completed prior to the expiration of any preceding period for which Base Rent has been determined, Tenant shall continue to pay Base Rent at the rate in effect immediately prior to such expiration, with an appropriate adjustment being made once Prevailing Market Rent is ultimately determined by arbitration.
                           (vi) In the event of arbitration, the judgment or the
award rendered in any such arbitration may be entered in any court having jurisdiction and shall be final and binding between the parties. The arbitration shall be conducted and determined in the City and County of San Francisco in accordance with the then prevailing rules of the American Arbitration Association or its successor for arbitration of commercial disputes except to the extent that the procedures mandated by said rules shall be modified herein.
                           (vii) The party making demand for  arbitration  shall
do so in writing, specifying in such demand the name and address of the person to act as the arbitrator on its behalf. The arbitrator shall be qualified as a real estate appraiser familiar with the Prevailing Market Rent of first-class commercial office space in the south of Market Street, San Francisco financial district area who would qualify as an expert witness over objection to give opinion testimony addressed to the issue in a court of competent jurisdiction. Within fifteen (15) days after the service of the demand for arbitration, the non-demanding party shall give notice to such demanding party, specifying the name and address of the person designated by the non-demanding party to act as arbitrator on its behalf who shall be similarly qualified. If the non-demanding party shall fail to notify the demanding party of the appointment of its arbitrator, within or by the time above specified, then the arbitrator appointed by the demanding party shall be the arbitrator to determine the issue.
                           (viii) In the event that two  arbitrators  are chosen
as set forth above, the arbitrators so chosen shall, within fifteen (15) days after the second arbitrator is appointed appoint a third arbitrator, who shall be a competent and impartial person with qualifications similar to those required of the first two arbitrators. In the event they are unable to agree upon such appointment within seven (7) days after expiration of said fifteen
(15) day period, the third arbitrator shall be selected by the then Presiding Judge of the Superior Court of the State of California, having jurisdiction over the City and County of San Francisco.
                           (ix)  The  issue  shall  be  resolved  by  the  three
arbitrators within fifteen (15) days of the appointment of the third arbitrator in accordance with the following procedure. The arbitrator selected by each of the parties shall state in writing his or her determination of the Prevailing Market Rent supported by the reasons therefor with counterpart copies to each party. The arbitrators shall arrange for a simultaneous exchange of such proposed resolutions. The role of the third arbitrator shall be to select which of the two proposed resolutions more closely approximates his or her determination of Prevailing Market Rent. The third arbitrator shall have no right to propose a middle ground or any modification of either of the two proposed resolutions. The resolution such third arbitrator chooses as more closely approximating his or her determination shall constitute the decision of the arbitrators and be final and binding upon the parties.
                           (x) In the event of a failure,  refusal or  inability
of any arbitrator to act, such arbitrator's successor shall be appointed in the same manner as provided for the initial appointment of such arbitrator. Each party shall pay the fee and expenses of its respective arbitrator and both shall share the fee and expenses of the third arbitrator, and the attorneys' fees and expenses of counsel for the respective parties and of witnesses shall be paid by the respective party engaging such counsel or calling such witnesses.
                           (xi)  Landlord and Tenant shall  execute an amendment
to this Lease, setting forth the lease terms to apply during the relevant Extension Period, within fifteen (15) business days of the final determination of Prevailing Market Rent with respect to such Extension Period.
         37.       Right of First Offer.
                  (a)  Landlord  hereby  grants  to  Tenant,  on the  terms  and conditions hereinafter set forth, the continuing right of first offer (the "Right of First Offer") to lease any retail space located in the Building (the "Retail Space"), as any such Retail Space shall become available for lease from time to time both before Landlord shall lease it to third parties and after the initial leasing of the Retail Space. Landlord shall deliver to Tenant written notice (the "Retail Space Offer Notice"), upon learning of the upcoming availability of any Retail Space for lease (the "Available Retail Space"), which Retail Space Offer Notice shall set forth the following information with respect to such Available Retail Space: the rentable area, the location, the date of availability and the terms upon which Landlord is willing to lease the Available Retail Space. Tenant shall have the right, within ten (10) business days after receipt of such Retail Space Offer Notice, to deliver to Landlord written notice that Tenant either (i) elects to lease the Available Retail Space upon such terms included in the Retail Space Offer Notice or (ii) rejects the Right of First Offer. In the event that Tenant shall have rejected the Right of First Offer or shall fail to timely exercise such Right of First Offer within such ten
(10) business days, Tenant shall be deemed to have rejected the Right of First Offer, and Landlord shall be free to lease the Available Retail Space to any other prospective tenant, within a period of nine (9) months from Tenant's receipt of the Retail Space Offer Notice, on terms not Materially More Favorable (as hereinafter defined) than those offered to Tenant in the Retail Space Offer Notice. In the event that either Landlord desires to enter a lease with a prospective tenant upon terms Materially More Favorable than those set forth in the Retail Space Offer Notice or Landlord does not enter into a binding commitment to lease the Available Retail Space within nine (9) months from Tenant's receipt of the Retail Space Offer Notice, then, prior to leasing the Available Retail Space to any prospective tenant, Landlord shall deliver to Tenant an updated Retail Space Offer Notice containing the terms Landlord is willing to accept from the prospective tenant, or if there is no prospective tenant, upon such revised terms Landlord would like to propose, and the rights and obligations of Landlord and Tenant with respect to such updated Retail Space Offer Notice shall be the same as for the initial Retail Space Offer Notice.
                  (b) In the event that Tenant shall  timely  exercise the Right of First Offer with respect to any Available Retail Space in accordance with the terms hereof, Landlord and Tenant shall execute an amendment to this Lease with respect to such Available Retail Space upon the terms set forth in the Retail Space Offer Notice within fifteen (15) business days of such exercise by Tenant, but the parties' failure so to execute such agreement shall not affect the validity or enforceability of Tenant's exercise.
                  (c) Anything  herein to the contrary  notwithstanding,  Tenant shall have no Right of First Offer with respect to any Available Retail Space in the event that an Event of Default shall have occurred and be continuing under this Lease at the time such Retail Space becomes available for lease.
                  (d) As used herein,  "Materially  More  Favorable"  shall mean terms having a Net Present Value (as hereinafter defined) that is less than the Net Present Value of the terms set forth in the Retail Space Offer Notice by ten
(10) percent or more. The "Net Present Value" of a proposed lease shall mean the present value (using a discount factor of nine percent (9%) per annum) of the net rental payable under such proposed lease less the present value of all lease concessions granted thereunder (including, without limitation, tenant improvement allowances, lease buy-out payments, move-in allowances and similar concessions other than free rent).
                  (e)  Tenant's  Right of First Offer with respect to any of the
Retail Space is subject to all existing rights of tenants of such Retail Space during the Term of this Lease. So long as Tenant leases all of the office space in the Building under this Lease, in the event that any tenant in any of the Retail Space whose lease contains an option to extend (each, a "Retail Tenant") negotiates an extension of its lease on terms other than those specifically set forth in its option to extend contained in its lease, Landlord shall deliver to Tenant written notice of the terms offered by such Retail Tenant. Tenant shall have the right, within ten (10) business days after receipt of such notice from Landlord, to deliver to Landlord written notice that Tenant elects to lease such Retail Space upon the same terms offered by the Retail Tenant. If Tenant shall not timely deliver such notice of election, Landlord shall be free thereafter to lease such Retail Space to the Retail Tenant.
         38.       First Right of Purchase.
                  (a)  Landlord  hereby  grants  to  Tenant,  on the  terms  and conditions hereinafter set forth, a one-time first right of purchase (the "First Right of Purchase") with respect to the Building or any interest therein. Landlord shall deliver to Tenant written notice (the "Right of Purchase Notice") of any intention by Landlord to sell the Building or any interest therein (except in connection with a Booth Family Transfer), which Right of Purchase Notice shall set forth the price and material terms upon which Landlord is willing to sell the Building or such interest. Tenant shall have the right, within fifteen (15) business days after such delivery, to deliver to Landlord written notice that Tenant elects to negotiate for the purchase of the Building or such other interest offered by Landlord (the "Election to Negotiate"). If Tenant shall have rejected the First Right of Purchase or in the event that
Tenant shall fail to timely deliver the Election to Negotiate within such fifteen (15) business days, Tenant shall be deemed to have elected not to negotiate for the purchase of the Building or such other interest, and Landlord shall be free thereafter to sell the Building or such interest therein described in the Right of Purchase Notice upon any terms and conditions acceptable to Landlord.
                  (b) In the event that Tenant shall timely deliver the Election to Negotiate in accordance with the terms hereof, Tenant shall submit a written counter-proposal to Landlord within thirty (30) business days of delivering the Election to Negotiate, which counter-proposal shall set forth the terms upon which Tenant is willing to purchase the Building or such interest therein described in the Right of Purchase Notice. Upon the timely delivery of such counter-proposal to Landlord, Tenant shall have the exclusive right, for a period of one hundred and twenty (120) days from Tenant's receipt of the Right of Purchase Notice (the "Negotiation Period"), to negotiate and execute a purchase and sale agreement with Landlord for the purchase of the Building or such interest therein described in the Right of Purchase Notice. Landlord and Tenant hereby agree to negotiate in good faith during such Negotiation Period, unless the parties shall mutually agree to earlier terminate such negotiations.
                  (c) In the event that  Landlord  and Tenant  fail to execute a purchase and sale agreement within the Negotiation Period, Landlord shall be free thereafter to sell the Building or such interest therein described in the Right of Purchase Notice upon any terms and conditions acceptable to Landlord; provided, however, that in the event that, following the expiration of the Negotiation Period, Landlord desires to accept a third party bona fide offer to purchase the Building, then prior to accepting such offer, Landlord shall deliver to Tenant written notice of the terms offered by such third party (the "Third Party Buyer"). If Landlord shall notify Tenant that the Third Party Buyer has offered to purchase the Building for a price more than seven percent (7%) below the lowest price offered by Landlord to Tenant during the Negotiation Period, as determined on a cash-equivalent basis, then Tenant shall have the right, within fifteen (15) business days of such notice from Landlord, to deliver to Landlord written notice that it elects to purchase the Building on the exact terms proposed by such Third Party Buyer, in which case, Tenant and Landlord shall execute a mutually binding purchase and sale agreement evidencing such terms within thirty (30) days of Landlord's receipt of such election by Tenant, and Landlord and Tenant shall consummate such purchase and sale transaction in accordance with the terms of such agreement. If Tenant shall not timely deliver such notice of election, Landlord shall be free thereafter to sell the Building to such Third Party Buyer.
                  (d)  In  the  event  of  any   dispute   with  regard  to  the
determination of whether any offer by the Third Party Buyer falls more than seven percent (7%) below the lowest offer made by Landlord to Tenant during the Negotiation Period (each such offer being determined on a cash-equivalent basis), Landlord and Tenant mutually shall designate one of the following so-called "Big Six" accounting firms, which firm shall not then be, or have been previously at any time during the immediately preceding five (5) year period, engaged by either party in any capacity, to make such evaluation, which evaluation shall be final and binding upon Landlord and Tenant: Price Waterhouse, Ernst & Young, Coopers & Lybrand, Arthur Andersen LLP, Deloitte & Touche and KPMG Peat Marwick LLP. If none of the foregoing firms shall be duly qualified, or if Landlord and Tenant shall fail to agree on a firm within three
(3) business days of written notification by the contesting party of the subject dispute, the dispute shall be resolved by such independent certified public accounting firm of national reputation as selected by the then presiding President of the Bar Association of San Francisco, upon the written request of either party. The accounting firm selected pursuant to the terms hereof shall make its final determination within ten (10) business days of its retention.
                  (e) Anything herein to the contrary  notwithstanding,  subject only to the immediately following sentence, at Landlord's sole option, any exercise of the First Right of Purchase shall not be effective in the event that either (i) an Event of Default shall have occurred and be continuing under this Lease on the date Landlord would have delivered the Right of Purchase Notice, but for the existence such Event of Default, or (ii) an Event of Default shall occur at any time after the date Landlord delivers the Right of Purchase Notice. In either of such events, at Landlord's sole option, Landlord shall have the right to sell the Building or any interest therein on any terms and conditions acceptable to Landlord, provided that, in the event of clause (i) only, Landlord shall have provided Tenant with written notice (A) stating that such Event of Default has occurred and is continuing, (B) containing such information as set forth in a Right of Purchase Notice and (C) providing that Tenant's First Right of Purchase shall thereafter terminate unless Tenant shall cure such outstanding Event of Default within ten (10) days (the "Right of Purchase Default Notice"). In the event that Tenant fails to cure such Event of Default within such ten
(10) day period, Tenant's First Right of Purchase shall terminate, and Landlord shall be free thereafter to sell the Building or such interest therein described in the Right of Purchase Notice upon any terms and conditions acceptable to Landlord. In the event that Tenant shall cure such Event of Default within such ten (10) day period, Tenant shall have until the fifteenth (15th) business day from the date of the Right of Purchase Default Notice to deliver to Landlord the Election to Negotiate in accordance with the terms of Section 38(a). If Tenant shall reject the Right of Purchase Default Notice or shall fail to timely deliver the Election to Negotiate within the relevant fifteen (15) business day period, Tenant shall be deemed to have elected not to negotiate for the purchase of the Building or such other interest, and Landlord shall be free thereafter to sell the Building or such interest therein described in the Right of Purchase Notice upon any terms and conditions acceptable to Landlord. Notwithstanding any of the foregoing, Tenant shall have no First Right of Purchase pursuant to this
Section 38(e), and Landlord shall have no obligation to deliver a Right of Purchase Default Notice, in the event that pursuant to the occurrence of an
Event of Default Landlord shall have given Tenant a Termination Notice in accordance with Section 18 hereof.
                  (f) Except as  specifically  set forth herein,  Tenant's First
Right of Purchase hereunder shall be a one-time right.
                  (g) Notwithstanding any of the foregoing, Tenant's First Right of Purchase hereunder shall not arise upon, and Tenant shall have no right to exercise the First Right of Purchase with respect to, (i) any Booth Family Transfer, (ii) any transfer of the Premises to the Landlord's Lender or to any affiliate of Landlord's Lender through foreclosure proceedings or deed-in-lieu of foreclosure and (iii) any transfer of the Premises to a third party immediately succeeding a transfer described in the immediately preceding clause
(ii).
                  (h) Notwithstanding any of the foregoing, Tenant's First Right of Purchase hereunder shall apply only in the event of a disposition involving solely all or a portion of the Building or any interest therein, and Tenant's First Right of Purchase hereunder shall not arise, and Tenant shall have no right to exercise the First Right of Purchase, in the event that any interest in any other building owned by Landlord is included together with the interest in the Building in a single sale to a single purchaser.
         39.       Building Security.
                  (a)  Tenant  shall  be  permitted  to  install,  maintain  and operate, so long as Tenant occupies the entirety of the Premises as tenant under this Lease, at its sole cost and expense, card readers, turnstiles, closed circuit television or other security devices and wiring related thereto in the main lobby of the Building to control entry to and exit from the Premises, all without charge by Landlord. In addition, Tenant may, at its own expense, install, maintain and operate its own card key, closed circuit television and other security systems and wiring related thereto in the Premises and in the elevators serving the Premises, all without charge by Landlord. Landlord shall not be responsible for monitoring any such systems. At all times that Landlord and its other permitted users shall park in the Garage or use the maintenance shop in the Garage during the Term, Landlord shall comply and cause its permitted users to comply with Tenant's reasonable security arrangements. Notwithstanding the foregoing, Landlord and its permitted users shall have reasonable access to the portion of the Garage not included in the Premises seven (7) days per week, twenty-four (24) hours per day, subject to Tenant's reasonable security requirements.
                  (b) Each party and its security personnel shall cooperate with the other party and its security personnel in implementing the parties' respective security requirements within or about the Building. Landlord's and Tenant's security personnel shall communicate from time to time with respect to security issues and give each to the other such notices as may be necessary or appropriate from time to time, or at any time, under the circumstances with respect to emergencies and other security-related matters as soon as possible after the occurrence thereof.
                  (c) If at any time  during  the  Term,  the  Building  and the building known by the address 221 Main Street ("221 Main Street") are not both owned or managed by an entity controlled by any member or members of the Booth Family, then Tenant may at any time lock or seal the doorway between the Building and 221 Main Street.
         40.       Signage.
                  (a) Landlord  agrees that Tenant's  signage rights (the "Major
Signage Rights") shall include the following: exclusive signage rights in the main lobby of the Building, as well as exclusive monument signage in the plaza adjacent to the Building and within the property line of the Building, with the exact location and type of signage to be mutually and reasonably agreed to by the parties hereto. In addition, Tenant shall have the exclusive right, at its option, to name the Building "The Schwab Building" or another similar name, using prominent exterior building signage on the faces of the Building and on the roof thereof and to install an electro-lux (lighted stock market ticker) in the main lobby of the Building. Tenant's foregoing signage rights shall be subject only to compliance with all applicable laws, regulations, ordinances, rules or requirements now in force or which may hereafter be in force, including, without limitation, obtaining all necessary permits and approvals from the City and County of San Francisco. Landlord shall cooperate reasonably with and assist Tenant in securing any and all such necessary permits and approvals. All costs incurred with respect to Tenant's signage, including, without limitation, all costs of design, fabrication, installation and removal thereof, and of obtaining approval therefor, shall be paid solely by Tenant, and Tenant hereby indemnifies, defends and holds Landlord, harmless from any and all costs, damages, liabilities and losses incurred in connection with such signage, including, without limitation, in connection with the use, maintenance, installation and removal thereof. Tenant shall not be charged any rent or additional fee by Landlord for the signage rights provided herein, provided that the market value of Tenant's signage shall be considered in determining the Prevailing Market Rent for the Premises applicable during any Extension Period. If Tenant changes its trade name to a name other than Charles Schwab, or if Tenant shall assign this Lease, Tenant may change the Building signs and any other signs installed by Tenant to reflect its name, and if Tenant determines to change the type-face and style of such sign (in addition to the name), such change in typeface and style shall be subject to Landlord's approval (which shall not be unreasonably withheld, conditioned or delayed).
                  (b) In the event that Tenant  exercises any  Extension  Option with respect to either floors two through eight of the Building or floors two through nine of the Building, Tenant shall retain the Major Signage Rights during the relevant Extension Period.
                  (c) Tenant shall, at its sole cost and expense,  remove all of its signage upon the expiration or earlier termination of this Lease and repair any and all damage caused by such removal.
                  (d) Except as otherwise set forth in this Section 40, no sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed or affixed on or to any part of the outside or inside (if visible from the outside) of the Building without the written consent of Landlord first had and obtained, and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice, without notice to and at the expense of Tenant, if Tenant fails to promptly remove such sign or the like upon notice from Landlord to do so.
         41.       Satellite Dish.
                  Landlord   shall   permit   Tenant  to  install  one  or  more
communications satellite dishes in an area of approximately one hundred (100) square feet located on the roof of the Penthouse of the Building in such location as (a) shall be available for such installation at the time of Landlord's receipt of a written request from Tenant for the designation of such area, (b) shall be designated by Landlord, subject to Tenant's reasonable approval, and (c) shall not interfere with the transmission of any other communications devices located prior thereto on the roof of the Building by Landlord or any third parties leasing space from Landlord. No rent or Additional Charges shall be payable by Tenant or charged by Landlord for the placement or use of the dish or dishes. Tenant shall be granted reasonable access to the roof of the Building to the extent reasonably necessary to enable Tenant to install, maintain, repair and operate the dish or dishes, and Tenant shall have the right, subject to Landlord's prior written approval (not to be unreasonably withheld, delayed or conditioned), to run wires between the roof and the Premises in appropriate locations and through conduits in the Building. The physical specifications and manner of installation of any such satellite dishes shall be subject to Landlord's prior written approval, which shall not be unreasonably withheld, conditioned or delayed. Tenant hereby indemnifies, defends and holds Landlord harmless from any and all costs, damages, liabilities and losses incurred in connection with any such satellite dishes, including, without limitation, in connection with the use, maintenance, installation and removal thereof and access thereto.
         42.       Miscellaneous Provisions.
                  (a) The words  "Landlord"  and "Tenant" as used herein,  shall include the plural as well as the singular.
                  (b)  If  there  be  more  than  one  Tenant,  the  obligations hereunder imposed upon Tenant shall be joint and several.
                  (c) Time is of the  essence  of this Lease and each and all of its provisions.
                  (d) Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.
                  (e) The agreements, conditions and provisions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, executors, administrators, successors and assigns of the parties hereto.
                  (f) The term  "business day" as used herein means a day of the week, other than a Saturday or Sunday, during which banks in the State of California, are required to be open for business.
                  (g) Tenant shall have the right to install vending machines in the Premises for food, snacks and beverages.
                  (h) If any  provision of this Lease shall be  determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect.
                  (i) This Lease shall be governed by and construed  pursuant to the laws of the State of California.
                  (j) All remedies  hereinbefore  and hereafter  conferred  upon
Landlord or Tenant shall be deemed cumulative and no one shall be exclusive of the other, or shall in any way limit the availability to Landlord or Tenant of any other remedy conferred by law, whether or not specifically conferred by the provisions of this Lease.
                  (k) All  indemnities  of Tenant  contained in this Lease shall survive the expiration or other termination hereof with respect to any act, condition or event which is the subject matter of such indemnity and which occurs prior to such expiration or other termination. (l) The parties acknowledge and agree that each party has reviewed and revised, and has been provided the opportunity of its respective counsel to review and revise, this Lease, and no rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall be employed in the interpretation or construction of this Lease, or any amendments or exhibits thereto, or any other document executed and delivered by either party in connection therewith.
         43.       Exhibits.
                  The exhibit(s) and addendum,  if any,  specified in any of the
Sections of this Lease are attached to this Lease and by this reference made a part hereof.
         44.       Brokerage.
                  Each  party  warrants  and  represents  to the other that such party has not retained the services of any real estate broker, finder or any other person whose services would form the basis for any claim for any commission or fee in connection with this Lease or the transactions contemplated hereby except for real estate brokerage services rendered by Colliers Damner Pike to Tenant and by The CAC Group, Inc. to Landlord, the commissions earned with respect to which Landlord shall pay to such brokers pursuant to a separate agreement. Each party agrees to save, defend, indemnify and hold the other party free and harmless from any breach of its warranty and representation as set forth in the preceding sentence, including the other party's reasonable attorneys' fees.
         45.       Limitation Of Liability.
                  With the exception of actions arising from  Landlord's  fraud, bad faith or willful misconduct, any liability of Landlord under this Lease shall be limited to Landlord's interest in the Building and the parcel of real property on which the Building is located, any appurtenant rights thereto and the proceeds thereof. Notwithstanding the foregoing, in the event that Landlord defaults in its obligation to disburse any portion of the Tenant Improvement Allowance in accordance with the terms of the Work Letter, the limitation of liability contained in this Section 45 shall not apply to the extent that any such undisbursed amounts exceed such limitation of liability.
         46.       Lease Memorandum.
                  The parties acknowledge and agree that this Lease shall not be recorded, but rather each party hereto shall execute and acknowledge, upon fulfillment of the condition precedent specified in Section 50, a Short Form of Lease in the form attached hereto as Exhibit M (the "Memorandum"). The parties further agree that the Memorandum shall be recorded in the Official Records of the City and County of San Francisco, California (the "Official Records"). Upon the expiration or termination of this Lease for any reason, Tenant hereby agrees and covenants to deliver to Landlord a termination of lease in the form attached hereto as Exhibit N to be recorded in the Official Records.
         47.       Landlord's Failure to Pay the Tenant Improvement Allowance.
                  If  Landlord   shall  fail  to  pay  the  Tenant   Improvement
Allowance, or any installment thereof, on or before the date the same is due and payable in accordance with the terms of the Work Letter or if Landlord shall fail to pay Tenant on or before the date the same is due and payable any other sums due Tenant from Landlord under this Lease, such unpaid amounts shall bear interest from the date due until paid at the highest rate legally permitted by law, if, but only if, Tenant shall have first given Landlord notice that Landlord's payment is past due and Landlord fails to pay same within five (5) business days after Tenant's notice is given, and that Tenant's notice states in capital letters at the top of such notice: "IF LANDLORD DOES NOT PAY THE SUM THAT IS PAST DUE AND REFERRED TO IN THIS LETTER WITHIN FIVE (5) BUSINESS DAYS AFTER THIS NOTICE IS GIVEN, INTEREST WILL ACCRUE FROM THE DATE SUCH SUM WAS DUE". Payment of interest shall not excuse or cure any default hereunder by Landlord.

         48.       Building Directory.

                  Landlord shall reserve on the Building directory, or in any computerized Building directory, Tenant's Pro Rata Share (as set forth in Column H of Exhibit B) of the total Building directory spaces then on the Building directory for purposes of identifying Tenant's name, divisions and/or principal employees. All costs for the initial strip or inputting of names shall be borne by Landlord and all reasonable costs for replacement of such strips or inputting shall be borne by Tenant.
         49.       Quiet Enjoyment.
                  Upon paying the Base Rent and Additional Charges and performing all its obligations under this Lease, Tenant may peacefully and quietly enjoy the Premises during the Term as against all persons or entities claiming by or through Landlord, subject, however, to the provisions of this Lease and any encumbrances as specified in Section 24.
         50.       Conditions Precedent.
                  (a) This Lease and Landlord's obligations hereunder are subject to the express condition precedent of approval by Landlord's Lender. If Landlord's Lender does not approve this Lease on or before 5:00 p.m. Pacific Daylight Time on August 15, 1997, either Landlord or Tenant may terminate this Lease on notice to the other without further liability.
                  (b) This Lease and Tenant's obligations hereunder are subject to the express condition precedent of approval by the Board of Directors of The Charles Schwab Corporation. If such Board shall not approve this Lease on or before 5:00 p.m. Pacific Daylight Time on August 15, 1997, either Landlord or Tenant may terminate this Lease on notice to the other without further liability.

         IN WITNESS WHEREOF, the parties have executed this Lease as of the date set forth in the Basic Lease Information.

LANDLORD:                                              TENANT:

MAIN PLAZA, LLC,                              CHARLES SCHWAB & CO., INC.,
a California limited liability company         a California corporation



By /s/ Corwin Booth                           By /s/ Steven L. Scheid
------------------------                      ------------------------------
         Corwin Booth                                Steven L. Scheid
         Manager                              Executive Vice President and
                                                 Chief Financial Officer

                                    Exhibit A

                                   Floor Plans

                                   Exhibit B

                      Schedule of Information re: Premises


                   (A)          (B)            (C)            (D)           (E)            (F)             (G)            (H)

    Floor        Target        Target         # of         Rentable        Annual       Monthly Base   Tentant's Pro   Tenant's Pro
                Delivery    Commencement      Days           Area         Base Rent        Rent (1)      Rata Share     Rata Share
                   Date         Date          from                                                        (Taxes,       (All Other
                                           (A) to (B)                                                   Insurance,      Expenses)
                                                                                                         Security)
------------------------------------------------------------------------------------------------------------------------------------

   Garage       01/01/98      01/01/98          0           21,072     $  240,000.00   $  20,000.00
  Crossover     01/01/98      04/01/98          90          16,947     $  246,294.00   $  20,525.00
    Space
      2         10/01/97      02/09/98         131          22,188     $  465,948.00   $  38,829.00       5.93%           6.17%
      3         10/01/97      02/09/98         131          22,131     $  464,751.00   $  38,729.00       5.92%           6.16%
      4         10/01/97      02/09/98         131          22,131     $  464,751.00   $  38,729.00       5.92%           6.16%
      5         10/01/97      02/09/98         131          22,131     $  464,751.00   $  38,729.00       5.92%           6.16%
      6         11/01/97      02/23/98         114          22,200     $  466,200.00   $  38,850.00       5.94%           6.18%
      7         11/01/97      03/02/98         121          22,200     $  466,200.00   $  38,850.00       5.94%           6.18%
      8         12/01/97      03/16/98         105          22,200     $  466,200.00   $  38,850.00       5.94%           6.18%
      9         12/01/97      03/23/98         112          22,197     $  466,137.00   $  38,845.00       5.93%           6.18%
      10        01/01/98      04/06/98          95          22,150     $  465,150.00   $  38,763.00       5.92%           6.16%
      11        01/01/98      04/13/98         102          21,956     $  461,076.00   $  38,423.00       5.87%           6.11%
      12        02/01/98      05/11/98          99          22,442     $  471,282.00   $  39,274.00       6.00%           6.24%
      13        02/01/98      05/18/98         106          22,442     $  471,282.00   $  39,274.00       6.00%           6.24%
      14        03/01/98      06/08/98          99          22,442     $  471,282.00   $  39,274.00       6.00%           6.24%
      15        03/01/98      06/15/98         106          22,442     $  471,282.00   $  39,274.00       6.00%           6.24%
      16        04/01/98      06/24/98          84          22,442     $  471,282.00   $  39,274.00       6.00%           6.24%
      17        04/01/98      06/24/98          84          22,824     $  479,304.00   $  39,942.00       6.10%           6.35%
  Penthouse     04/01/98      06/24/98          84           2,911     $   61,131.00   $   5,094.00       0.78%           0.81%
                                                         ---------------------------------------------------------------------------
    Total                                                   397,448    $8,034,303.00   $ 669,528.00       96.1%          100.0%

---------------------------
(1) Subject to adjustment pursuant to Section 3 (b)(ii) and Section 3(b)(iii) of the Lease.


                                    Exhibit C

                      Schedule of Information re: Premises

                                    Exhibit D

                           Notice of Commencement Date

                                    Exhibit E

                           Standard Building Services

                                   Exhibit F

                        Examples of Base Rent Adjustment

                                    Exhibit G

                       Categories of Landlord's Statement

                                    Exhibit H

                            Confidentiality Agreement

                                    Exhibit I

                                Cleaning Schedule

                                    Exhibit J

                                      SNDA

                                    Exhibit K

               Garage Schedule - Entire Premises Extension Option

                                    Exhibit L

       Garage/Crossover Space Schedule - Partial Premises Extension Option

                                    EXHIBIT M

WHEN RECORDED RETURN TO:
CORBIN SILVERMAN & SANSEVERINO LLP
805 THIRD AVENUE
NEW YORK, NEW YORK  10022
ATTENTION:  RAYMOND A. SANSEVERINO, ESQ.
--------------------------------------------------------------------------------


                               SHORT FORM OF LEASE

         THIS SHORT FORM OF LEASE (this "Agreement") is made and entered into this 8th day of August 1997 by and between MAIN PLAZA, LLC, a California limited liability company ("Landlord"), and CHARLES SCHWAB & CO., INC., a California corporation ("Tenant").

         This Agreement is made and entered into based on the following facts, understandings and intentions of Landlord and Tenant:

         A. Landlord and Tenant have entered into a written lease dated as of August 8, 1997, (the "Lease"), pursuant to which Landlord leased to Tenant certain space (the "Premises") in a building commonly known as and by the street address 211 Main Street (the "Building") on a parcel of real property described in Exhibit A attached hereto, in the City and County of San Francisco, State of California. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Lease.

         B. Landlord and Tenant desire to enter into and record this Agreement in the Official Records of San Francisco County, so that third parties may have constructive notice of the Lease.

         NOW THEREFORE, Landlord and Tenant acknowledge and agree as follows:

         1. Initial Term. Landlord leases to Tenant and Tenant leases from Landlord the Premises on the terms and conditions contained in the Lease. The initial term of the Lease shall commence with respect to each respective floor of the Premises upon the date that Landlord delivers possession of such floor to Tenant in accordance with the terms of, and in the condition required by,
Section 2(b) of the Lease, and shall expire on April 30, 2018, subject to earlier termination or extension as provided for in the Lease.

        2. Extension Options. Subject to the requirements and conditions set forth in Section 36 of the Lease, Tenant shall have the option to extend the Lease with respect to all or a portion of the Premises for two additional consecutive terms of a maximum of seven (7) years each in accordance with the terms of Section 36 of the Lease

        3. Right of First Offer. Subject to the requirements and conditions set forth in Section 37 of the Lease, Landlord hereby grants to Tenant the continuing right of first offer to lease any Retail Space, as such Retail Space shall become available for lease from time to time both before Landlord shall lease it to third parties and after the initial leasing of the Retail Space

        4. First Right Of Purchase. Subject to the requirements and conditions set forth in Section 38 of the Lease, Landlord hereby grants to Tenant a first right of purchase with respect to the Building or any interest therein.

        5. Addresses. The addresses of Landlord and Tenant are as follows:

                  TENANT:     101 Montgomery Street
                              San Francisco, California 94104
                  Attention:  Senior Vice President
                              Administrative Services

                              with copies to:
                              P. O. Box 881566
                              c/o Corporate Real Estate Lease Administration San Francisco, California 94188-1566

                              and

                              Charles Schwab & Co., Inc.
                              101 Montgomery Street
                              San Francisco, California 94104
                              Attn:    Mary Templeton, Esq.
                                       Senior Vice President and General Counsel

                              and

                              Corbin Silverman & Sanseverino LLP
                              805 Third Avenue
                              New York, New York 10022
                              Attn:    Raymond A. Sanseverino, Esq.

                  LANDLORD:   Main Plaza, LLC
                              101 Howard Street, Suite 404
                              San Francisco, California 94105

         6. Purpose of Agreement; Conflict. This Agreement is entered into and recorded only for the purpose of imparting notice of the Lease to third parties. In the event of any conflict between the terms of this Agreement and those of the Lease, the terms of the Lease shall prevail.

         7. Effect Of Agreement; Incorporation Of Lease Terms. This Agreement does not alter, amend or in any way modify the Lease and further incorporates by reference all of the terms and provisions of the Lease.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first written above.


                                            LANDLORD:

                                            MAIN PLAZA, LLC, a California
                                            limited liability company


                                            By: /s/ Corwin Booth
                                               -------------------------
                                                    Corwin Booth
                                                    Manager

                                            TENANT:

                                            CHARLES SCHWAB & CO., INC., a
                                            California corporation


                                            By: /s/ Steven L. Scheid
                                                -------------------------
                                                    Steven L. Scheid
                                                    Executive Vice President and
                                                    Chief Financial Officer

                                   Attachment

                               Notary Public Form

                                    Exhibit N

                              Termination of Lease